File Number:33-84546
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933

                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                           Class I and Class II Shares


                                  May 1, 2010


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Pioneer Bond VCT Portfolio              Pioneer Ibbotson Growth Allocation VCT
                                        Portfolio
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Pioneer Cullen Value VCT Portfolio      Pioneer Ibbotson Moderate Allocation VCT
                                        Portfolio
--------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio  Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio     Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio              Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT        Pioneer Strategic Income VCT Portfolio
Portfolio
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------


This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II shares prospectuses, each dated May 1, 2010, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge from your insurance company. The fund's financial statements for the fiscal year ended December 31, 2009, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


                                TABLE OF CONTENTS


1.   Fund History...........................................................   2
2.   Investment Policies, Risks and Restrictions ...........................   2
3.   Trustees and Officers..................................................  51
4.   Investment Adviser.....................................................  61
5.   Principal Underwriter and Distribution Plan ...........................  68
6.   Custodian..............................................................  71
7.   Independent Registered Public Accounting Firm..........................  71
8.   Portfolio Management ..................................................  71
9.   Portfolio Transactions ................................................  88
10.  Description of Shares .................................................  90
11.  Pricing of Shares......................................................  93
12.  Tax Status ............................................................  96
13.  Financial Statements................................................... 102
14.  Annual Fee, Expense and Other Information ............................. 103
15.  Appendix A - Description of Short-Term Debt, Corporate Bond
     and Preferred Stock Ratings ........................................... 116
16.  Appendix B - Proxy Voting Policies and Procedures of Pioneer Investment
     Management, Inc. ...................................................... 121

1.  FUND HISTORY


Pioneer Variable Contracts Trust (the "trust" or "fund") is an open-end management investment company. The fund was formed as a Delaware statutory trust on September 16, 1994.


2.  INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The fund currently consists of the following 13 distinct investment portfolios: Pioneer Bond VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio, Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Money Market VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio and Pioneer Strategic Income VCT Portfolio. Each portfolio is classified as diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Qualified Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.

Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.


Each portfolio's prospectus identifies the investment objective and the principal investment strategies and risks of the portfolio. This section supplements the disclosure in each portfolio's prospectus and provides additional information on the portfolios' investment policies and restrictions. Restrictions or policies stated as a maximum percentage of the portfolio's assets are only applied immediately after an investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets, credit quality or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

The table below identifies certain investment securities and techniques that may be utilized by a portfolio. Following the table is a discussion of each investment security and technique. Each security and technique involves certain risks. You should also consult each portfolio's prospectus for details regarding the principal investment strategies and techniques used by a portfolio and the risks associated with these securities and techniques.

For purposes of the table, the portfolios are organized into four categories, Equity Portfolios, Fixed Income Portfolios, Asset Allocation Portfolios and Money Market Portfolio:


Equity Portfolios
   o   Pioneer Cullen Value VCT Portfolio (Cullen Value VCT)
   o   Pioneer Emerging Markets VCT Portfolio (Emerging Markets VCT)
   o   Pioneer Equity Income VCT Portfolio (Equity Income VCT)
   o   Pioneer Fund VCT Portfolio (Pioneer Fund VCT)
   o   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities VCT)
   o   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value VCT)
   o   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares VCT)



Fixed Income Portfolios
   o   Pioneer Bond VCT Portfolio (Bond VCT)
   o   Pioneer High Yield VCT Portfolio (High Yield VCT)
   o   Pioneer Strategic Income VCT Portfolio (Strategic Income VCT)



Asset Allocation Portfolios
   o Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth Allocation VCT)
   o Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate Allocation VCT)



Money Market Portfolio
   o   Pioneer Money Market VCT Portfolio (Money Market VCT)

-------------------------------------------------------------------------------------------------------------------
                                                                                    Fixed      Asset      Money
                                                                       Equity      Income    Allocation   Market
                                                                     Portfolios  Portfolios  Portfolios  Portfolio
-------------------------------------------------------------------------------------------------------------------
Equity Investments and Related Investments
-------------------------------------------------------------------------------------------------------------------
Investments in Equity Securities                                         X           X          X
-------------------------------------------------------------------------------------------------------------------
Warrants and Stock Purchase Rights                                       X           X          X
-------------------------------------------------------------------------------------------------------------------
Preferred Shares                                                         X           X          X
-------------------------------------------------------------------------------------------------------------------
Investments in Initial Public Offerings                                  X                      X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Investment Company Securities and Real Estate Investment Trusts
-------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                               X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds                                                    X           X          X
-------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITs")                                  X           X          X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Debt Securities and Related Investments
-------------------------------------------------------------------------------------------------------------------
Debt Securities Selection                                                X
-------------------------------------------------------------------------------------------------------------------
Debt Securities Rating Criteria                                          X           X          X
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                                               X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Convertible Debt Securities                                              X           X          X
-------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                                                X          X          X
-------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                               X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Guaranteed Mortgage Pass-Through Securities                              X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Multiple-Class Pass-Through Securities and Collateralized Mortgage
Obligations ("CMOs")                                                     X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities ("SMBS")                             X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Risk Factors Associated with Mortgage-Backed Securities                  X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                  X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Subordinated Securities                                                              X          X
-------------------------------------------------------------------------------------------------------------------
Structured Securities                                                    X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Floating Rate Loans                                                                  X          X          X
-------------------------------------------------------------------------------------------------------------------
Direct Investment in Loans                                                           X          X
-------------------------------------------------------------------------------------------------------------------
Assignments                                                                          X          X          X
-------------------------------------------------------------------------------------------------------------------
Participation Interests                                                  X           X          X          X
-------------------------------------------------------------------------------------------------------------------
Other Information About Floating Rate Loans                                          X          X          X
-------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                                                     X          X
-------------------------------------------------------------------------------------------------------------------
Auction Rate Securities                                                              X          X
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Fixed        Asset       Money
                                                                         Equity      Income      Allocation    Market
                                                                       Portfolios  Portfolios    Portfolios   Portfolio
-----------------------------------------------------------------------------------------------------------------------
Event-Linked Bonds                                                                     X             X
-----------------------------------------------------------------------------------------------------------------------
Event-Linked Swaps                                                                     X             X
-----------------------------------------------------------------------------------------------------------------------
Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities                   X             X
-----------------------------------------------------------------------------------------------------------------------
Collateralized Debt Obligations (CDOs)                                                 X             X
-----------------------------------------------------------------------------------------------------------------------
Brady Bonds                                                                X           X             X
-----------------------------------------------------------------------------------------------------------------------
High Quality Securities                                                                                          X
-----------------------------------------------------------------------------------------------------------------------
Bank Obligations                                                           X           X             X           X
-----------------------------------------------------------------------------------------------------------------------
Bankers' Acceptances                                                       X           X             X           X
-----------------------------------------------------------------------------------------------------------------------
Certificates of Deposit                                                    X           X             X           X
-----------------------------------------------------------------------------------------------------------------------
Investments in Non-U.S. Bank Obligations                                   X           X             X           X
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper and Other Short Term Debt Instruments                     X           X             X           X
-----------------------------------------------------------------------------------------------------------------------
Variable Rate and Floating Rate Demand Instruments                                     X             X           X
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Non-U.S. Investments
-----------------------------------------------------------------------------------------------------------------------
Equity Securities of Non-U.S. Issuers                                      X           X             X
-----------------------------------------------------------------------------------------------------------------------
Debt Obligations of Non-U.S. Governments                                   X           X             X          X
-----------------------------------------------------------------------------------------------------------------------
Eurodollar Instruments and Samurai and Yankee Bonds                        X           X             X
-----------------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                                            X           X             X
-----------------------------------------------------------------------------------------------------------------------
Risks of Non-U.S. Investments                                              X           X             X          X
-----------------------------------------------------------------------------------------------------------------------
Non-U.S. Securities Markets and Regulations                                X           X             X
-----------------------------------------------------------------------------------------------------------------------
Economic, Political and Social Factors                                     X           X             X
-----------------------------------------------------------------------------------------------------------------------
Currency Risks                                                             X           X             X
-----------------------------------------------------------------------------------------------------------------------
Custodian Services and Related Investment Costs                            X           X             X
-----------------------------------------------------------------------------------------------------------------------
Withholding and Other Taxes                                                X           X             X
-----------------------------------------------------------------------------------------------------------------------
Investments in Depositary Receipts                                         X           X             X
-----------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions                                              X           X             X
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                         Fixed      Asset      Money
                       Equity                              Equity       Income   Allocation   Market
                     Portfolios                          Portfolios   Portfolios Portfolios  Portfolio
-------------------------------------------------------------------------------------------------------
Derivative Instruments
-------------------------------------------------------------------------------------------------------
Options on Securities and Securities Indices                 X           X          X
-------------------------------------------------------------------------------------------------------
Writing Call and Put Options on Securities                   X           X          X
-------------------------------------------------------------------------------------------------------
Writing Call and Put Options on Securities Indices           X           X          X
-------------------------------------------------------------------------------------------------------
Purchasing Call and Put Options                              X           X          X
-------------------------------------------------------------------------------------------------------
Risks of Trading Options                                     X           X          X
-------------------------------------------------------------------------------------------------------
Futures Contracts and Options on Futures Contracts           X           X          X
-------------------------------------------------------------------------------------------------------
Futures Contracts                                            X           X          X
-------------------------------------------------------------------------------------------------------
Hedging Strategies                                           X           X          X
-------------------------------------------------------------------------------------------------------
Options on Futures Contracts                                 X           X          X
-------------------------------------------------------------------------------------------------------
Other Considerations regarding Futures Contracts             X           X          X
-------------------------------------------------------------------------------------------------------
Interest Rate Swaps, Collars, Caps and Floors                            X          X
-------------------------------------------------------------------------------------------------------
Equity Swaps, Collars, Caps and Floors                       X                      X
-------------------------------------------------------------------------------------------------------
Financial Futures and Options Transactions                   X           X          X
-------------------------------------------------------------------------------------------------------
Credit Default Swap Agreements                                           X          X
-------------------------------------------------------------------------------------------------------
Credit Linked Notes                                                      X          X
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Other Investments and Investment Techniques
-------------------------------------------------------------------------------------------------------
Short-Term Investments                                       X           X          X           X
-------------------------------------------------------------------------------------------------------
Illiquid Securities                                          X           X          X           X
-------------------------------------------------------------------------------------------------------
Repurchase Agreements                                        X           X          X           X
-------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                X           X          X           X
-------------------------------------------------------------------------------------------------------
Short Sales Against the Box                                  X           X          X
-------------------------------------------------------------------------------------------------------
Dollar Rolls                                                 X           X          X
-------------------------------------------------------------------------------------------------------
Asset Segregation                                            X           X          X           X
-------------------------------------------------------------------------------------------------------
Portfolio Turnover                                           X           X          X
-------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                              X           X          X
-------------------------------------------------------------------------------------------------------
Interfund Lending                                            X           X          X           X
-------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                  X           X          X           X
-------------------------------------------------------------------------------------------------------
Disclosure of Portfolio Holdings                             X           X          X           X
-------------------------------------------------------------------------------------------------------

Equity Securities and Related Investments


Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the portfolio.

Warrants and Stock Purchase Rights

The portfolio may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolio may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the portfolio's fixed income securities.


Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.



The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in Initial Public Offerings

To the extent consistent with its investment objectives, the portfolio may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the portfolio's investment performance. The portfolio cannot assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as the portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.

Investment Company Securities and Real Estate Investment Trusts

Other Investment Companies


The portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the portfolio's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a portfolio may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the portfolio, (ii) 5% or more of the portfolio's total assets being invested in any one investment company, or (iii) 10% or more of the portfolio's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The portfolio may also invest without limit in money market funds. Investing in other investment companies subjects the portfolio to the risks of investing in the underlying securities held by those investment companies.


The portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.

Exchange Traded Funds


The portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500"). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The portfolio, as a holder of the securities of the

ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the portfolio to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.

Real Estate Investment Trusts ("REITs")


The portfolio may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Debt Securities and Related Investments


Debt Securities Selection - Equity Portfolios



In selecting debt securities for an equity portfolio, Pioneer or the subadviser gives primary consideration to the portfolio's investment objectives, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the portfolio's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the portfolio's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


Debt Securities Rating Information

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the portfolio's net asset value to the extent that it invests in such securities. In addition, the portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.



The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the portfolio securities, Pioneer or the subadviser will consider what actions, if any, are appropriate in light of the portfolio's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. Government Securities


U.S. government securities in which the portfolio invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations, in which case the portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible Debt Securities

The portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Municipal Obligations

The portfolio may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The portfolio's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-Backed Securities


The portfolio may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.


The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the portfolio may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the portfolio purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.


In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.



In response to the recent financial crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. Among other things, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent that the portfolio's assets are invested in mortgage-backed securities, returns to portfolio investors may decline.


Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the portfolio's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The portfolio may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the portfolio's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The portfolio also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.


Other Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the portfolio does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.


Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

The portfolio may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The portfolio may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.


The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolio as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Subordinated Securities

The portfolio may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured Securities

The portfolio may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the portfolio's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating Rate Loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.


The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.


Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The portfolio may invest in loans in different ways. The portfolio may:
(i) make a direct investment in a loan by participating as one of the lenders;
(ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.


Direct Investment in Loans. It can be advantageous to the portfolio to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the portfolio receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the portfolio invests in an assignment of, or a participation interest in, a loan, the portfolio may pay a fee or forgo a portion of the interest payment. Consequently, the portfolio's return on such an investment may be lower than it would have been if the portfolio had made a direct investment in the underlying corporate loan. The portfolio may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.


Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.


Participation Interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The portfolio may acquire participation interests from the financial institution or from another investor. The portfolio typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the portfolio may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the portfolio may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the portfolio may be treated as a general creditor of such entity.


Other Information About Floating Rate Loans. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the portfolio, a reduction in the value of the investment and a potential decrease in the net asset value of the portfolio. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the portfolio may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the portfolio buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the portfolio may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the portfolio may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The portfolio will generally rely upon the agent or an intermediate participant to receive and forward to the portfolio its portion of the principal and interest payments on the loan. Furthermore, unless the portfolio has direct recourse against the borrower, the portfolio will rely on the agent and the other investors to use appropriate credit remedies against the borrower.


For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term

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loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower's obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.


The portfolio may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the portfolio or may be intermediate participants with respect to loans in which the portfolio owns interests. Such banks may also act as agents for loans held by the portfolio.

Inverse Floating Rate Securities

The portfolio may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction Rate Securities


The portfolio may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the portfolio will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the portfolio. Since February 2008, nearly all such auctions have failed, effectively locking in below-market interest rates.


Event-linked bonds

The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The

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portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the portfolio's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the portfolio may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard &Poor's Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB."

The portfolio's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the portfolio may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

The portfolio may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena.
If a trigger event occurs, the portfolio may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero Coupon and Deferred Interest Bonds



Tax-Exempt Bonds in which the portfolio may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the portfolio may be required to liquidate other portfolio securities to satisfy its distribution obligations.


Collateralized Debt Obligations

The portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolio as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Brady Bonds

The portfolio may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

High Quality Securities (for Money Market VCT only)


High quality securities are divided into "first tier" and "second tier" securities. The portfolio primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer Investment Management, Inc. ("Pioneer"), the portfolio's investment adviser. However, the portfolio may invest up to 3% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the portfolio's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first tier or second tier security.



The portfolio may not invest more than 5% of its total assets in securities issued by any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security); provided that the portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to three business days.



Money Market VCT may not invest more than 1/2 of 1% of its total assets in the second tier securities of any single issuer.



With respect to 75% of its total assets, Money Market VCT may not invest more than 10% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security), and not more than 2.5% of its total assets in second tier securities issued by or subject to demand features from any one issuer.


Bank Obligations


The portfolio may invest in certificates of deposit, time deposits and bankers acceptances of domestic banks and savings and loan associations with total assets in excess of $10 billion and non-U.S. banks, including foreign branches of such domestic banks. Although Pioneer recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. The fund may invest more than 25% of its total assets in obligations of domestic banks, which may include, in certain circumstances, the U.S. branches of non-U.S. banks and the non-U.S. branches of U.S. banks.


Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. Bank Obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short Term Debt Securities

The portfolio invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The portfolio may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the portfolio invests in master demand notes, these investments will be included in the portfolio's limitation on illiquid securities.

Variable Rate and Floating Rate Demand Instruments

The portfolio may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the portfolio instructs otherwise.

The portfolio may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Non-U.S. Investments

Equity Securities of Non-U.S. Issuers


The portfolio may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.


Debt Obligations of Non-U.S. Governments

The portfolio may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds. The portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in Emerging Markets. The portfolio may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The portfolio will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolio may invest in unquoted securities of emerging market issuers.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the portfolio's investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the portfolio's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the portfolio's investments and the availability to the portfolio of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. Because the portfolio, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the portfolio's investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the portfolio values its assets daily in terms of U.S. dollars, the portfolio does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the portfolio against loss or theft of its assets.

Withholding and Other Taxes. The portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the portfolio's investments in such countries. These taxes will reduce the return achieved by the portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

The portfolio may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the portfolio will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the portfolio's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Foreign Currency Transactions

The portfolio may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The portfolio also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the portfolio will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the portfolio to hedge against a devaluation that is so generally anticipated that the portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.


The portfolio may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the portfolio gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the portfolio. For example, where the portfolio's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the portfolio's benchmark, the portfolio may seek to adjust currency exposure using forward currency exchange contracts.


The cost to the portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the portfolio can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the portfolio's foreign assets.


While the portfolio may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause the portfolio to sustain losses which will prevent the portfolio from achieving a complete hedge or expose the portfolio to risk of foreign exchange loss.


Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the portfolio of unrealized profits or force the portfolio to cover its commitments for purchase or resale, if any, at the current market price.

If the portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the portfolio's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The portfolio may also write options on foreign currencies for hedging purposes. For example, if the portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the portfolio.


Similarly, the portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the portfolio would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.


A call option written on foreign currency by the portfolio is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the portfolio in cash or liquid securities. See "Asset Segregation."

The portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

The portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the portfolio.

Derivative Instruments

Options on Securities and Securities Indices


The portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The portfolio may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.


Writing Call and Put Options on Securities. A call option written by the portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or the portfolio will use the other methods described below. The portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolio. However, in return for the option premium, the portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the portfolio's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The portfolio may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.


Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the portfolio will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.


Purchasing Call and Put Options. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

The portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the portfolio's securities. Put options may also be purchased by the portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The portfolio may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.


Transactions by the portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The portfolio will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month

(or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the portfolio has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the portfolio owns or proposes to acquire. The portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the portfolio or securities with characteristics similar to those of the portfolio securities. Similarly, the portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when the portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the portfolio's assets. By writing a call option, the portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the portfolio intends to purchase. However, the portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations Regarding Futures Contracts. The portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the portfolio to purchase securities or currencies, require the portfolio to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.


If the portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.



Financial Futures and Options Transactions. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the portfolio is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The portfolio, however, has policies with respect to futures and options thereon as set forth herein.


Interest Rate Swaps, Collars, Caps and Floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the portfolio's income, the portfolio may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the portfolio enters into these transactions, the portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. The portfolio intends to use these transactions primarily as a hedge and not as a speculative investment. However, the portfolio also may invest in interest rate swaps to enhance income or to increase the portfolio's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The portfolio is not required to hedge its portfolio and may choose not to do so. The portfolio cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the portfolio holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the portfolio to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the portfolio holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the portfolio from a reduction in yield due to falling interest rates and may permit the portfolio to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The portfolio usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the portfolio's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the portfolio's obligations will be accrued on a daily basis, and the full amount of the portfolio's obligations will be maintained in a segregated account by the portfolio's custodian.

The portfolio also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The portfolio will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The portfolio will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the portfolio.

Typically, the parties with which the portfolio will enter into interest rate transactions will be broker-dealers and other financial institutions. The portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the portfolio's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the portfolio's ability to engage in interest rate swaps.

Equity Swaps, Caps, Floors and Collars

The portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the portfolio's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Credit Default Swap Agreements


The portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no specified events of default, or "credit events", on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The portfolio may be either the buyer or seller in the transaction. If the portfolio is a buyer and no credit event occurs, the portfolio will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the portfolio, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the portfolio, as the seller, must pay the buyer the full notional value of the reference obligation. The portfolio, as the seller, would be entitled to receive the reference obligation. Alternatively, the portfolio may be required to make a cash settlement payment, where the reference obligation is received by the portfolio as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the portfolio pays to the buyer, resulting in a loss of value to the portfolio as seller. When the portfolio acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The portfolio will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.


Credit-Linked Notes

The portfolio may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Other Investments and Investment Techniques

Short-Term Investments

For temporary defensive or cash management purposes, the portfolio may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the portfolio's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer or the subadviser to be of equivalent credit quality, the portfolio may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid Securities


Each portfolio (other than Money Market VCT) may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. Money Market VCT limits any investments in illiquid securities to 5% of its total assets. If due to subsequent fluctuations in value or any other reasons, the value of the portfolio's illiquid securities exceeds this percentage limitation, the portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the portfolio to dispose of illiquid investments readily or at reasonable prices could impair the portfolio's ability to raise cash for redemptions or other purposes. If the portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


Repurchase Agreements


The portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. A repurchase agreement may be considered a loan by the portfolio collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the portfolio's custodian in a segregated, safekeeping account for the benefit of the portfolio. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the portfolio has not perfected a security interest in the security, the portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the portfolio would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the portfolio's ability to enter into repurchase agreements.


Reverse Repurchase Agreements


Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the portfolio will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the portfolio that it is obligated to repurchase. The portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose and up to 5% of the portfolio's total assets from banks and other lenders for temporary purposes. The portfolio will segregate assets in an amount at least equal to the repurchase price of the securities.


Short Sales Against the Box

The portfolio may sell securities "short against the box." A short sale involves the portfolio borrowing securities from a broker and selling the borrowed securities. The portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolio intends to use short sales against the box to hedge. For example when the portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the portfolio may make short sales against the box.

Dollar Rolls

The portfolio may enter into mortgage "dollar rolls" in which the portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.


Dollar rolls involve certain risks including the following: if the broker-dealer to whom the portfolio sells the security becomes insolvent, the portfolio's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the portfolio is required to repurchase may be worth less than an instrument which the portfolio originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.


Asset Segregation

The 1940 Act requires that the portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio's portfolio. If the portfolio enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

It is the policy of the portfolio not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the portfolio and its shareholders. See "Annual Fee, Expense and Other Information" for the portfolio's annual portfolio turnover rate.

Lending of Portfolio Securities


The portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the portfolio. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the portfolio will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The portfolio may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the portfolio may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the portfolio may take a loss on the loan. Where the portfolio receives securities as collateral, the portfolio will earn no income on the collateral, but will earn a fee from the borrower. The portfolio may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the portfolio's Proxy Voting Policies and Procedures.



The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the portfolio due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the portfolio will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the portfolio can dispose of it. The portfolio will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the portfolio from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the portfolio's total assets.


Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a portfolio may enter into lending agreements ("Interfund Lending Agreements") under which the portfolio would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.


If a portfolio has outstanding borrowings, any Interfund Loans to the portfolio
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the portfolio, the event of default will automatically (without need for action or notice by the lending portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending portfolio to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.


A portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the portfolio has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the portfolio's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a portfolio's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the portfolio may borrow through the credit facility on a secured basis only. A portfolio may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No portfolio may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending portfolio's net assets at the time of the loan. A portfolio's Interfund Loans to any one fund shall not exceed 5% of the lending portfolio's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending portfolio and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending portfolio and the borrowing fund. However, no borrowing or lending activity is without risk. When a portfolio borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the portfolio may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-Issued and Delayed Delivery Securities

The portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. The portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the portfolio enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the portfolio's obligations. See "Asset Segregation."

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.



Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.



Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.


Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for internal risk analysis); Hartford Retirement Services, LLC (as needed for internal risk analysis); Transamerica Life Insurance Company (as needed for internal performance and risk analysis); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); and DBRS Limited (as needed in order to evaluate and select NRSROs).


Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.



The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.



In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws.



Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten
(10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.

Investment restrictions


Fundamental Investment Policies. The portfolios have adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:



1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or



2.  more than 50% of the outstanding shares of the fund.



Each portfolio's fundamental policies are as follows:


(1) The portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The portfolio may not purchase or sell real estate except as permitted by
(i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For all portfolios except Pioneer Real Estate Shares VCT Portfolio and Pioneer Money Market VCT Portfolio:


(7a) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry.

For Pioneer Real Estate Shares VCT Portfolio


(7b) Except the real estate industry or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry.


For Pioneer Money Market VCT Portfolio


(7c) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry, except that the portfolio may invest without limit in obligations issued by banks.



With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose, and to borrow up to 5% of the portfolio's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the portfolio to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a portfolio's holdings is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a portfolio's shares to be more volatile than if the portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the portfolio's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the portfolio may have to sell securities at a time and at a price that is unfavorable to the portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a portfolio's net investment income in any given period. The policy in
(1) above will be interpreted to permit the portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative instruments.



A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to may of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund's policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the portfolio's underwriting commitments, when added to the value of the portfolio's investments in issuers where the portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the portfolio may be considered to be an underwriter under the 1933 Act.


With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the portfolio's manager or a subadviser believes the income justifies the attendant risks. The portfolio also will be permitted by this policy to make loans of money, including to other portfolios. The portfolio has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.



With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as portfolio obligations that have a priority over the portfolio's shares with respect to the payment of dividends or the distribution of portfolio assets. The 1940 Act prohibits a portfolio from issuing senior securities except that the portfolio may borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose. A portfolio also may borrow up to 5% of the portfolio's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a portfolio can increase the speculative character of the portfolio's outstanding shares through leveraging. Leveraging of a portfolio's holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the portfolio's net assets remain the same, the total risk to investors is increased to the extent of the portfolio's gross assets. Certain widely used investment practices that involve a commitment by a portfolio to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a portfolio segregates cash or liquid securities in an amount necessary to pay the obligation or the portfolio holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.



With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a portfolio from owning real estate; however, a portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a portfolio's purchases of illiquid securities to 15% of net assets, except money market funds, which under Rule 2a-7 are limited to 5% of total assets. The policy in
(5) above will be interpreted not to prevent the portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.



With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a portfolio's purchases of illiquid securities to 15% of net assets, except money market funds, which are limited by Rule 2a-7 to 5% of total assets. If a portfolio were to invest in a physical commodity or a physical commodity-related instrument, the portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in
(6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.



With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-




exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.



In accordance with the investment program of each of Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio, as set forth in the portfolios' prospectus, each portfolio may invest more than 25% of its assets in any one underlying fund. Neither portfolio invests in an underlying fund with the intention of directly or indirectly concentrating its investments in a particular industry. However, subsequent to investing in an underlying fund, it is possible that a portfolio may become indirectly concentrated in a particular industry as a result of changes in one or more underlying funds' holdings. Each of the underlying funds (other than Pioneer Cash Reserves Fund, Pioneer Treasury Reserves Fund and Pioneer Real Estate Shares) will not concentrate more than 25% of its total assets in any one industry. Pioneer Cash Reserves Fund and Pioneer Treasury Reserves Fund each may invest without limit in obligations issued by banks. Pioneer Real Estate Shares may invest without limit in real estate industry issuers.


The portfolio's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.


Investment Objectives Each portfolio's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

3.  TRUSTEES AND OFFICERS

The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.




-------------------------------------------------------------------------------------------------------------
                           Term of                                      Other Directorships
Name, Age    Position      Office and                                   Held by Trustee
and          Held With     Length of                                    During Past Five
Address      the Fund      Service         Principal Occupation         Years
-------------------------------------------------------------------------------------------------------------
Interested Trustees:
-------------------------------------------------------------------------------------------------------------
John F.      Chairman of   Trustee since   Non-Executive Chairman and   None
Cogan, Jr.   the Board,    1994. Serves    a Director of Pioneer
(83)*        Trustee and   until a         Investment Management
             President     successor       USA Inc. ("PIM-USA");
                           trustee is      Chairman and a Director of
                           elected or      Pioneer; Chairman and
                           earlier         Director of Pioneer
                           retirement or   Institutional Asset
                           removal.        Management, Inc. (since
                                           2006); Director of Pioneer
                                           Alternative Investment
                                           Management Limited
                                           (Dublin); President and a
                                           Director of Pioneer
                                           Alternative Investment
                                           Management (Bermuda)
                                           Limited and affiliated funds;
                                           Deputy Chairman and a
                                           Director of Pioneer Global
                                           Asset Management S.p.A.
                                           ("PGAM") (until April 2010);
                                           Director of PIOGLOBAL
                                           Real Estate Investment Fund
                                           (Russia) (until June 2006);
                                           Director of Nano-C, Inc.
                                           (since 2003); Director of Cole
                                           Management Inc. (since
                                           2004); Director of Fiduciary
                                           Counseling, Inc.; President
                                           and Director of Pioneer Funds
                                           Distributor, Inc. ("PFD")
                                           (until May 2006); President
                                           of all of the Pioneer Funds;
                                           and Of Counsel, Wilmer
                                           Cutler Pickering Hale and
                                           Dorr LLP
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Daniel K.     Trustee and      Trustee since    Director, CEO and President       None
Kingsbury     Executive        2007. Serves     of PIM USA (since February
(51)*         Vice President   until a          2007); Director and President
                               successor        of Pioneer and Pioneer
                               trustee is       Institutional Asset
                               elected or       Management, Inc. (since
                               earlier          February 2007); Executive
                               retirement or    Vice President of all of the
                               removal.         Pioneer Funds (since March
                                                2007); Director of PGAM
                                                (2007-2010); Head of New
                                                Europe Division, PGAM
                                                (2000-2005); Head of New
                                                Markets Division, PGAM
                                                (2005-2007)
-------------------------------------------------------------------------------------------------------------
Independent Trustees:
-------------------------------------------------------------------------------------------------------------
David R. Bock     Trustee      Trustee since    Managing Partner, Federal         Director of Enterprise
(66)                           2005. Serves     City Capital Advisors             Community Investment,
                               until a          (corporate advisory services      Inc. (privately-held
                               successor        company) (1997 to 2004 and        affordable housing
                               trustee is       2008 - present); Executive        finance company) (1985
                               elected or       Vice President and Chief          - present); Director of
                               earlier          Financial Officer, I-trax, Inc.   Oxford Analytica, Inc.
                               retirement or    (publicly traded health care      (privately-held research
                               removal.         services company) (2004 -         and consulting company)
                                                2007); and Executive Vice         (2008 - present); Director
                                                President and Chief Financial     of New York Mortgage
                                                Officer, Pedestal Inc.            Trust (publicly-traded
                                                (internet-based mortgage          mortgage REIT) (2004-
                                                trading company (2000-2002)       2009)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Mary K. Bush      Trustee     Trustee since     President, Bush International,   Director of Marriott
(62)                          2000. Serves      LLC (international financial     International, Inc. (2008-
                              until a           advisory firm) (1991-            present); Director of
                              successor         present); Managing Director,     Discover Financial
                              trustee is        Federal Housing Finance          Services (credit card
                              elected or        Board (oversight of Federal      issuer and electronic
                              earlier           Home Loan Bank system)           payment services) (2007-
                              retirement or     (1989-1991); Vice President      present); Former Director
                              removal.          and Head of International        of Briggs & Stratton Co.
                                                Finance, Federal National        (engine manufacturer)
                                                Mortgage Association (1988-      (2004-2009); Director of
                                                1989); U.S. Alternate            UAL Corporation (airline
                                                Executive Director,              holding company) (2006-
                                                International Monetary Fund      present); Director of
                                                (1984-1988); Executive           ManTech International
                                                Assistant to Deputy Secretary    Corporation (national
                                                of the U.S. Treasury, U.S.       security, defense, and
                                                Treasury Department (1982-       intelligence technology
                                                1984); Vice President and        firm) (2006-present); and
                                                Team Leader in Corporate         Member, Board of
                                                Banking, Bankers Trust Co.       Governors, Investment
                                                (1976-1982)                      Company Institute (2007-
                                                                                 present); Former Director
                                                                                 of Brady Corporation
                                                                                 (2000-2007); Former
                                                                                 Director of Mortgage
                                                                                 Guaranty Insurance
                                                                                 Corporation (1991-2006);
                                                                                 Former Director of
                                                                                 Millennium Chemicals,
                                                                                 Inc. (commodity
                                                                                 chemicals) (2002-2005);
                                                                                 Former Director, R.J.
                                                                                 Reynolds Tobacco
                                                                                 Holdings, Inc. (tobacco)
                                                                                 (1999-2005); Former
                                                                                 Director of Texaco, Inc.
                                                                                 (1997-2001)
-------------------------------------------------------------------------------------------------------------
Benjamin M.       Trustee     Trustee since     William Joseph Maier             Trustee, Mellon
Friedman (65)                 2008. Serves      Professor of Political           Institutional Funds
                              until a           Economy, Harvard University      Investment Trust and
                              successor         (1972-present)                   Mellon Institutional
                              trustee is                                         Funds Master Portfolio
                              elected or                                         (oversaw 17 portfolios in
                              earlier                                            fund complex) (1989-
                              retirement or                                      2008)
                              removal.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Margaret B.W.     Trustee   Trustee since    Founding Director, Vice-         None
Graham (62)                 2000. Serves     President and Corporate
                            until a          Secretary, The Winthrop
                            successor        Group, Inc. (consulting firm);
                            trustee is       and Desautels Faculty of
                            elected or       Management, McGill
                            earlier          University (1999-present);
                            retirement or    and Manager of Research
                            removal.         Operations and
                                             Organizational Learning,
                                             Xerox PARC, Xerox's
                                             Advance Research Center
                                             (1990-1994)
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna   Trustee   Trustee since    Chairman and Chief               Director, Broadridge
(59)                        2006. Serves     Executive Officer,               Financial Solutions,
                            until a          Quadriserv, Inc. (technology     Inc.(2009 - present);
                            successor        products for securities          Director, Quadriserv, Inc.
                            trustee is       lending industry) (2008 -        (2005 - present)
                            elected or       present); Private investor
                            earlier          (2004 - 2008); and Senior
                            retirement or    Executive Vice President,
                            removal.         The Bank of New York
                                             (financial and securities
                                             services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A.     Trustee   Trustee since    President and Chief              Director of New America
Piret (61)                  1995. Serves     Executive Officer, Newbury,      High Income Fund, Inc.
                            until a          Piret & Company, Inc.            (closed-end investment
                            successor        (investment banking firm)        company) (2004-present);
                            trustee is       (1981 - present)                 Member, Board of
                            elected or                                        Governors, Investment
                            earlier                                           Company Institute (2000-
                            retirement or                                     2006)
                            removal.
-------------------------------------------------------------------------------------------------------------
Stephen K. West   Trustee   Trustee since    Senior Counsel, Sullivan &       Director, The Swiss
(81)                        2008. Serves     Cromwell LLP (law firm)          Helvetia Fund, Inc.
                            until a          (1998-present); Partner,         (closed-end investment
                            successor        Sullivan & Cromwell LLP          company); Director,
                            trustee is       (prior to 1998)                  AMVESCAP, PLC
                            elected or                                        (investment manager)
                            earlier                                           (1997-2005)
                            retirement or
                            removal.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Fund Officers:
-------------------------------------------------------------------------------------------------------------
Christopher J. Assistant    Since 2003.      Vice President and Associate      None
Kelley (45)    Secretary    Serves at the    General Counsel of Pioneer
                            discretion of    since January 2008 and
                            the Board        Assistant Secretary of all of
                                             the Pioneer Funds since
                                             September 2003; Vice
                                             President and Senior Counsel
                                             of Pioneer from July 2002 to
                                             December 2007
-------------------------------------------------------------------------------------------------------------
Mark E.        Treasurer    Since 2008.      Vice President-Fund               None
Bradley (50)                Serves at the    Accounting, Administration
                            discretion of    and Controllership Services
                            the Board        of Pioneer; and Treasurer of
                                             all of the Pioneer Funds since
                                             March 2008; Deputy
                                             Treasurer of Pioneer from
                                             March 2004 to February
                                             2008; Assistant Treasurer of
                                             all of the Pioneer Funds from
                                             March 2004 to February
                                             2008; and Treasurer and
                                             Senior Vice President, CDC
                                             IXIS Asset Management
                                             Services from 2002 to 2003
-------------------------------------------------------------------------------------------------------------
Luis I.         Assistant   Since 2000.      Assistant Vice President -        None
Presutti (45)   Treasurer   Serves at the    Fund Accounting,
                            discretion of    Administration and
                            the Board        Controllership Services of
                                             Pioneer; and Assistant
                                             Treasurer of all of the Pioneer
                                             Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan   Assistant   Since 2002.      Fund Accounting Manager -         None
(52)            Treasurer   Serves at the    Fund Accounting,
                            discretion of    Administration and
                            the Board        Controllership Services of
                                             Pioneer; and Assistant
                                             Treasurer of all of the Pioneer
                                             Funds
-------------------------------------------------------------------------------------------------------------
David F.        Assistant   Since 2009.      Fund Administration               None
Johnson (30)    Treasurer   Serves at the    Manager - Fund Accounting,
                            discretion of    Administration and
                            the Board        Controllership Services since
                                             November 2008 and Assistant
                                             Treasurer of all of the Pioneer
                                             Funds since January 2009;
                                             Client Service Manager -
                                             Institutional Investor Services
                                             at State Street Bank from
                                             March 2003 to March 2007
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Jean M.         Chief       Since 2010.      Chief Compliance Officer of       None
Bradley (57)    Compliance  Serves at the    Pioneer and of all the Pioneer
                Officer     discretion of    Funds since March 2010;
                            the Board        Director of Adviser and
                                             Portfolio Compliance at
                                             Pioneer since October 2005;
                                             Senior Compliance Officer
                                             for Columbia Management
                                             Advisers, Inc. from October
                                             2003 to October 2005
-------------------------------------------------------------------------------------------------------------



* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the tuust's investment adviser and certain of its affiliates.



The Board of Trustees is responsible for overseeing the portfolio's management and operations. The Chairman of the Board is the principal executive officer of the portfolio and an Interested Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.



The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the trust's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Ms. Bush, banking, financial, governmental, international and entrepreneurial experience as an executive and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. West, legal experience and securities and board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the trust.



The Board of Trustees has five standing committees: the Governance Committee, the Audit Committee, the Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees. The Board currently does not have a lead Independent Trustee.



The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the

Independent Trustees consider and address important matters involving the portfolio, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the portfolio has effective and independent governance and oversight. The Board further has determined that its leadership structure is appropriate given Pioneer's role with respect to the portfolio's investment and business operations. The Board also believes that its leadership structure, as aided by the Chairman's experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board's oversight role.



During the most recent fiscal year, the Governance, Audit, Nominating, Policy Administration, and Valuation Committees held 5, 7, 0, 5 and 5 meetings, respectively.



Governance Committee: David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna, Marguerite A. Piret and Stephen K. West (Chair).



The Governance Committee is comprised of all of the Independent Trustees. The Governance Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the portfolio's advisory agreement and other related party contracts. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.



From time to time, the Governance Committee considers the composition and number of Trustees appropriate to be carrying out their responsibilities. When the Governance Committee determines that the Board should consider an additional Trustee or Trustees, the Nominating Committee is charged with identifying and evaluating potential Independent Trustee candidates with experience, qualifications, attributes and skills contemplated by the Nominating Committee Charter. From time to time, the Governance Committee also has added as specific criteria experience or skills that the Governance Committee believed, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of anticipated retirements, changing business conditions and regulatory or other developments, would maintain or enhance the effectiveness of the Independent Trustees' oversight of the trust's affairs.



Audit Committee: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.



The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the portfolio's, oversees the quality and integrity of the portfolio's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the portfolio's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the portfolio by the portfolio's accounting firm and all permissible non-audit services provided by the portfolio's accounting firm to Pioneer and any affiliated service providers of the portfolio's if the engagement relates directly to the portfolio's operations and financial reporting.



Nominating Committee: Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret.

The Nominating Committee screens potential candidates for Independent Trustees. The Nominating Committee does not have a formal policy for considering trustee nominees submitted by the portfolio's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. The Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will consider the following factors, among any others that it may deem relevant:



   o whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

   o whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the portfolio and whether the person is willing and able to contribute positively to the decision-making process of the portfolio;

   o whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the portfolio and the responsibilities of a trustee of an investment company;

   o whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the portfolio and to act in the interests of all shareholders; and

   o whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee.



Policy Administration Committee: Mary K. Bush, Margaret B.W. Graham, Thomas J. Perna (Chair) and Stephen K. West.



The Policy Administration Committee, among other things, oversees and monitors the portfolio's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the portfolio's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the portfolio's policies and procedures.



Valuation Committee: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).



The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the portfolio's valuation procedures.



Oversight of Risk Management



Consistent with its responsibility for oversight of the portfolio in the interests of shareholders, the Board of Trustees oversees risk management of the portfolio's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the portfolio. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The portfolios face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the portfolios. Under the overall supervision of the Board or the applicable committee of the Board, the portfolios, or Pioneer and the affiliates of Pioneer or other service providers to the portfolios employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the portfolio's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of the other service providers such as the portfolio's independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. Most of the portfolio's investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the portfolio's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. The Trustees recognize that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the portfolio's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the portfolios or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the portfolio's ability to manage risk is subject to substantial limitations.



In addition, it is important to note that the portfolios are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.


Compensation of Officers and Trustees


The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:


o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.


o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.


See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."


The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.


Other Information


The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.



Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $450,898 and $419,689 in each of 2008 and 2009.



See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.



Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's proxy voting policies and procedures are attached as "Appendix B"



4.  INVESTMENT ADVISER



The trust on behalf of each portfolio has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit SpA. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredit SpA's subsidiaries (see management biographies above). Pioneer has entered into amended and restated management agreement (the "management contract") with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.


As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management agreement are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management agreement, Pioneer assumes no responsibility other than to render the services called for under the management agreement, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. The management agreement requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management agreement, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.


Advisory Fee. As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.


                                      Management Fee as a
                                      Percentage of Portfolio's
Portfolio                             Average Daily Net Assets
---------                             ------------------------

Bond VCT Portfolio                          0.50%
Cullen Value VCT Portfolio                  0.70%
Emerging Markets VCT Portfolio              1.15% up to $1 billion and
                                            1.10% over $1 billion
                                            (1.15% prior to January 1, 2010)
Equity Income VCT Portfolio                 0.65% up to $1 billion and
                                            0.60% on assets over $1 billion
                                            (0.65% prior to January 1, 2010)
Pioneer Fund VCT Portfolio                  0.65%
Growth Opportunities VCT Portfolio          0.74%
High Yield VCT Portfolio                    0.65% up to $1 billion and
                                            0.60% on assets over $1 billion
                                            (0.65% prior to January 1, 2010)

--------------------------------------------------------------------------------
Ibbotson Growth Allocation    0.13% on investments in underlying funds managed
VCT Portfolio                 by Pioneer (and cash) and 0.17% on other
                              investments up to $2.5 Billion; 0.11% on
                              investments in underlying funds managed by Pioneer
                              (and cash) and 0.14% on other investments over
                              $2.5 Billion and up to $4 Billion; 0.10% on
                              investments in underlying funds managed by Pioneer
                              (and cash) and 0.12% on other investments over
                              $4 Billion and up to $5.5 Billion; 0.08% on
                              investments in underlying funds managed by Pioneer
                              (and cash) and 0.10% on other investments over
                              $5.5 Billion and up to $7 Billion; 0.08% on
                              investments in underlying funds managed by Pioneer
                              (and cash) and 0.09% on other investments over $7
                              Billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ibbotson Moderate    0.13% on investments in underlying funds managed by Pioneer
Allocation VCT       (and cash) and 0.17% on other investments up to $2.5
Portfolio            Billion; (and cash) and 0.17% on other investments up
                     to $2.5 Billion; 0.11% on investments in underlying funds
                     managed by Pioneer (and cash) and 0.14% on other
                     investments over $2.5 Billion and up to $4 Billion; 0.10%
                     on investments in underlying funds managed by Pioneer
                     (and cash) and 0.12% on other investments over $4 Billion
                     and up to $5.5 Billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on  other
                     investments over $5.5 Billion and up to $7 Billion; 0.08%
                     on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments over $7 Billion
--------------------------------------------------------------------------------


Ibbotson Growth Allocation VCT Portfolio      0.17%
Ibbotson Moderate Allocation VCT Portfolio    0.17%
Mid Cap Value VCT Portfolio                   0.65%
Money Market VCT Portfolio                    0.40% up to $1 billion and
                                              0.35% on assets over $1 billion
Real Estate Shares VCT Portfolio              0.80% up to $500 million and
                                              0.75% on assets over $500 million
                                              (0.80% prior to January 1, 2010)
Strategic Income VCT Portfolio                0.65%



The above management fees are normally computed daily and paid monthly in arrears.


Investment Subadvisers

AEW Capital Management, L.P. Pioneer has engaged AEW Capital Management, L.P. ("AEW") to act as the subadviser to Pioneer Real Estate Shares VCT Portfolio. Pioneer oversees the portfolios' operations and supervises AEW, which is responsible for the day-to-day management of the portfolios.As described in the prospectus, AEW serves as the real estate portfolio's investment subadviser with respect to a portion of the real estate portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate AEW as being responsible for the management of all the real estate portfolio's assets, with the exception of the real estate portfolio's cash balances, which will be invested by Pioneer. AEW will, among other things, continuously review and analyze the investments in the real estate portfolio's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the real estate portfolio's assets. AEW, a Delaware limited partnership is an investment adviser registered with the SEC. AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments.


As of December 31, 2009, AEW and its affiliates managed approximately $42.9 billion of client capital. AEW specializes in designing and executing real estate investment strategies focused in three areas: direct investments in real estate, real estate-related securities, such as REITs, and high-return debt and equity investments in real estate projects. AEW is a wholly owned subsidiary of Natixis Global Asset Management. AEW is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

Pioneer and AEW have entered into a subadvisory contract, dated as of May 3, 2004, pursuant to which AEW has agreed, among other things, to:

   o comply with the provisions of the Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the real estate portfolio;

   o cause the portfolio to comply with the requirements of Subchapters L and M of the Code;

   o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

   o be responsible for voting proxies and acting on other corporate actions;

   o maintain separate books and detailed records of all matters pertaining to the portion of the real estate portfolio's assets advised by AEW required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

   o   ensure that its Access Persons comply in all respects with AEW's
       Code of Ethics, as in effect from time to time; and furnish reports to the Trustees and Pioneer.


For its services, AEW is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Pioneer Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares (another real estate fund managed by Pioneer) and 0.30% of the combined average daily net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares in excess of $100 million. As of December 31, 2009, the combined net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares were $177,738,105. The fee will be paid monthly in arrears. The portfolio has no responsibility to pay any fee to AEW.



Cullen Capital Management LLC. Pioneer has engaged Cullen Capital Management LLC ("Cullen") to act as the subadviser to Pioneer Cullen Value VCT Portfolio. As the portfolio's investment adviser, Pioneer oversees the portfolio's operations and supervises Cullen, which is responsible for the day-to-day management of the portfolio's assets. Cullen serves as the portfolio's investment subadviser with respect to a portion of the portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Cullen as being responsible for the management of all the portfolio's assets, with the exception of the portfolio's cash balances, which will be invested by Pioneer. Cullen will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Cullen, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Cullen was established in 2000, and as of December 31, 2009, it had approximately $6.6 billion in assets under management .. Cullen's principal place of business is located at 645 Fifth Avenue, New York, New York 10022.

Pioneer and Cullen have entered into a subadvisory contract, dated as of February 25, 2005, pursuant to which Cullen has agreed, among other things, to:

   o comply with the provisions of the portfolio's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the portfolio;

   o cause the portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

   o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

   o be responsible for voting proxies and acting on other corporate actions;

   o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by the Cullen required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

   o ensure that its Access Persons comply in all respects with Cullen's Code of Ethics, as in effect from time to time; and

   o   furnish reports to the Trustees and Pioneer.

For its services, Cullen is entitled to a subadvisory fee from Pioneer at an annual rate of the portfolio's average daily net assets as set forth below. The fee will be paid monthly in arrears. The portfolio does not pay a fee to Cullen.

Assets                                                                  Rate
------                                                                  -----
First $1 Billion                                                        0.35%

Greater than $1 Billion and less than or equal to $2 Billion            0.325%

Greater than $2 Billion and less than or equal to $3 Billion            0.30%

Greater than $3 Billion                                                 0.275%


Ibbotson Associates Advisors, LLC. Pioneer has engaged Ibbotson Associates Advisors, LLC ("Ibbotson or the "subadviser") to act as the subadviser to Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio. Pioneer oversees the portfolios' operations and supervises Ibbotson, which is responsible for the day-to-day management of the portfolios. Ibbotson will, among other things, continuously review and analyze the investments in the portfolios and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolios' assets. As of December 31, 2009, Ibbotson had approximately $2.5 billion in assets under management. Ibbotson is located at 22 West Washington Street, Chicago, Illinois 60602. Ibbotson is registered as an investment adviser under the Advisers Act.

Pioneer and Ibbotson have entered into a subadvisory contract, dated August 42004, pursuant to which Ibbotson has agreed, among other things, to:

o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective portfolio;

o cause the respective portfolio to comply with the requirements of Subchapter M of the for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the portfolio;

o ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

o   furnish reports to the Trustees and Pioneer.

For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each portfolio's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee will be paid monthly in arrears. The portfolios do not pay a fee to the subadviser.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

Expense Limitation Agreements. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce a portfolio's Class I share total annual operating expenses to a specified percentage of average daily net assets attributable to Class I shares as indicated below. The portion of portfolio expenses attributable to Class II shares of a portfolio will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. As of the date of this statement of additional information, expense limitations are in effect for Bond VCT, Cullen Value VCT, Pioneer Fund VCT, Growth Opportunities VCT, Ibbotson Growth Allocation VCT, Ibbotson Moderate Allocation VCT, Mid Cap Value VCT and Money Market VCT. Cullen Value VCT and Ibbotson Growth Allocation VCT only have Class II shares available so Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class II share total annual operating expenses to a specified percentage of average daily net assets attributable to Class II shares as indicated below. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. The expense limitation does not limit acquired fund fees and expenses indirectly incurred by a shareholder, including the expenses of underlying funds in which Ibbotson Growth Allocation VCT and Ibbotson Moderate Allocation VCT invest. Pioneer expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement with the portfolio on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

                                                   Percentage of Portfolio's
Portfolio                                          Average Daily Net Assets
---------                                          -------------------------
Bond VCT                                           0.62% (Class I)
Cullen Value VCT                                   1.00% (Class II)
Pioneer Fund VCT                                   1.00% (Class II)
Growth Opportunities VCT                           0.85% (Class I)
Ibbotson Growth Allocation VCT                     0.48% (Class II)
Ibbotson Moderate Allocation VCT                   0.48% (Class II)
Mid Cap Value VCT                                  0.88% (Class I)
Money Market VCT                                   0.90% (Class I)


See "Annual Fee, Expense and Other Information" for the management fees paid to Pioneer during recently completed fiscal years.


Administration Agreement. The trust entered into an amended and restated administration agreement with Pioneer, pursuant to which Pioneer acts as each portfolio's administrator, performing certain accounting, administration and legal services for the portfolios. Pursuant to the amended and restated administration agreement Pioneer is reimbursed for its costs of providing such services. The costs of these services is based on direct costs and costs of overhead, subject to the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.



Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

Potential Conflicts of Interest. Pioneer also serves as investment adviser to other mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.


Personal Securities Transactions. The fund, Pioneer, PFD and the subadvisers have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees , including, in the case of Pioneer's code, designated employees of certain of Pioneer's affiliates. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC. Personnel of the subadviser to any portfolio are subject to the subadviser's code of ethics, which has been reviewed by the Board.


5.  PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund, on behalf of the portfolios, in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. A portfolio will not generally issue shares for consideration other than cash. At a portfolio's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.


It is a portfolio's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Pioneer's discretion, be paid in portfolio securities. Each portfolio has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of

$250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.


Class II 12b-1 Plan

The Trust, on behalf of its portfolios, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the portfolio will pay a distribution fee at the annual rate of up to 0.25% of the portfolio's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the portfolio. The trust has not adopted a distribution plan with respect to its portfolios' Class I shares.

In accordance with the terms of the distribution plan, PFD provides to the portfolio for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the distribution plan, they will consider the continued appropriateness and the level of compensation the distribution plan provides. The portfolio may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a portfolio or fund based on the number of shares sold. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to PFD's expenditures, and, consequently, PFD can make a profit under the plan.

No interested person of the Trust, nor any Trustee of the trust who is not an interested person of the trust, has any direct or indirect financial interest in the operation of the distribution plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the distribution plan by a portfolio and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredit, or in UniCredit's subsidiaries.

The distribution plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the distribution plan), cast in person at a meeting called for the purpose of voting on the distribution plan. In approving the distribution plan, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the distribution plan will benefit each portfolio and its current and future shareholders. Under its terms, the distribution plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The distribution plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the distribution plan must also be approved by the Trustees in the manner described above. The distribution plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the distribution plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class and portfolio of the Trust.

Additional Payments to Financial Intermediaries


The financial intermediaries through which variable life and annuity products ("variable products") that invest in shares of the portfolios may receive all or a portion of the sales charges and/or premium in connection with the sale of the variable product. Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional cash payments to financial intermediaries in connection with the promotion and sale of variable products that invest in shares of the portfolios. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the portfolios. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that promote the investment of the assets of a variable product in shares of the portfolios receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries, and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative, shareholder servicing or similar agreement with Pioneer Affiliates.


A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and it clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the variable products that include the portfolio or to invest in the portfolios the through such variable products over other mutual funds. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the selection of the portfolios as an investment option under a variable product. Pioneer Affiliates are motivated to make the payments described above since they promote investment in the portfolios and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent that clients of the financial intermediaries invest more of the assets of a variable product in one or more portfolios, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the portfolios with respect to those assets.


Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the portfolios. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.



Other Cash Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of shares of portfolios. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


Revenue Sharing Payments by the Sponsor of a Variable Product. In addition to the payments by Pioneer, the sponsor of variable products that invest in the portfolio may similarly compensate financial intermediaries out of their own resources. You should consult the prospectus for the variable product to learn more about payments, if any, made by the sponsor of your variable product.


6. CUSTODIAN


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the portfolio's assets. The custodian's responsibilities include safekeeping and controlling the portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the portfolio's investments.


7. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the portfolio's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.


8. PORTFOLIO MANAGEMENT


Additional Information about the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The following tables indicate, for each portfolio manager of the portfolio, information about the accounts other than the portfolio over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


Bond VCT


--------------------------------------------------------------------------------
Name of    Type of     Number of    Total Assets   Number of      Assets
Portfolio  Account     Accounts          Managed   Accounts       Managed for
Manager                Managed                     Managed for    which
                                                   which          Advisory Fee
                                                   Advisory Fee   is
                                                   is             Performance-
                                                   Performance-   Based
                                                   Based
--------------------------------------------------------------------------------
Kenneth J. Other            6      4,305,365,000        N/A          N/A
Taubes     Registered
           Investment
           Companies
           ---------------------------------------------------------------------
           Other            2      1,580,927,000        N/A          N/A
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other            3      1,541,210,000        N/A          N/A
           Accounts
--------------------------------------------------------------------------------

Cullen Value VCT


--------------------------------------------------------------------------------
Name of    Type of      Number of  Total Assets     Number of      Assets
Portfolio  Account      Accounts   Managed          Accounts       Managed for
Manager                 Managed                     Managed for    which
                                                    which          Advisory Fee
                                                    Advisory Fee   is
                                                    is             Performance-
                                                    Performance-   Based
                                                    Based
--------------------------------------------------------------------------------
James P.   Other            4      5,225,962,000        N/A            N/A
Cullen     Registered
           Investment
           Companies
           ---------------------------------------------------------------------
           Other            2       954,296,000         N/A            N/A
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other            0            0              N/A            N/A
           Accounts
--------------------------------------------------------------------------------
John       Other            3      5,185,602,000        N/A            N/A
Gould      Registered
           Investment
           Companies
           ---------------------------------------------------------------------
           Other            1       926,578,000         N/A            N/A
           Pooled
           Investment
           Vehicles

           Other            0            0              N/A            N/A
           Accounts
--------------------------------------------------------------------------------
Brooks     Other            2      4,516,603,000        N/A            N/A
Cullen     Registered
           Investment
           Companies
           ---------------------------------------------------------------------
           Other            1       926,578,000         N/A            N/A
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other            0            0              N/A            N/A
           Accounts
--------------------------------------------------------------------------------

Emerging Markets VCT


--------------------------------------------------------------------------------
Name of      Type of      Number of  Total Assets   Number of      Assets
Portfolio    Account      Accounts   Managed        Accounts       Managed for
Manager                   Managed                   Managed for    which
                                                    which          Advisory Fee
                                                    Advisory Fee   is
                                                    is             Performance-
                                                    Performance-   Based
                                                    Based
--------------------------------------------------------------------------------
John Pollen  Other             1      668,873,000      N/A            N/A
             Registered
             Investment
             Companies
             -------------------------------------------------------------------
             Other             0          0            N/A            N/A
             Pooled
             Investment
             Vehicles
             -------------------------------------------------------------------
             Other             0          0            N/A            N/A
             Accounts
--------------------------------------------------------------------------------

Equity Income VCT


--------------------------------------------------------------------------------
Name of     Type of      Number     Total Assets    Number of     Assets
Portfolio   Account      of         Managed         Accounts      Managed for
Manager                  Accounts                   Managed for   which
                         Managed                    which         Advisory Fee
                                                    Advisory Fee  is
                                                    is            Performance-
                                                    Performance-  Based
                                                    Based
--------------------------------------------------------------------------------
John A.     Other          6        8,283,899,000        1        6,086,823,000
Carey       Registered
            Investment
            Companies
--------------------------------------------------------------------------------
            Other          2        2,202,985,000       N/A           N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other          5        525,947,000         N/A           N/A
            Accounts
--------------------------------------------------------------------------------
Walter      Other          6        8,283,899,000        1        6,086,823,000
Hunnewell,  Registered
Jr.         Investment
            Companies
            --------------------------------------------------------------------
            Other          2        2,202,985,000       N/A           N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other          1         14,639,000         N/A           N/A
            Accounts
--------------------------------------------------------------------------------



Pioneer Fund VCT


--------------------------------------------------------------------------------
Name of     Type of      Number of  Total Assets    Number of     Assets
Portfolio   Account      Accounts   Managed         Accounts      Managed for
Manager                  Managed                    Managed for   which
                                                    which         Advisory Fee
                                                    Advisory Fee  is
                                                    is            Performance-
                                                    Performance-  Based
                                                    Based
--------------------------------------------------------------------------------
John A.     Other           6       8,107,235,000        1         6,086,823,000
Carey       Registered
            Investment
            Companies
            --------------------------------------------------------------------
            Other           2       2,202,985,000       N/A            N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other           5       525,947,000         N/A            N/A
            Accounts
--------------------------------------------------------------------------------
Walter      Other           6       8,107,235,000        1         6,086,823,000
Hunnewell,  Registered
Jr.         Investment
            Companies
--------------------------------------------------------------------------------
            Other           2       2,202,985,000       N/A            N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other           1        14,639,000         N/A            N/A
            Accounts
--------------------------------------------------------------------------------

Growth Opportunities VCT


--------------------------------------------------------------------------------
Name of       Type of      Number of  Total Assets   Number of     Assets
Portfolio     Account      Accounts   Managed        Accounts      Managed for
Manager                    Managed                   Managed for   which
                                                     which         Advisory Fee
                                                     Advisory Fee  is
                                                     is            Performance-
                                                     Performance-  Based
                                                     Based
--------------------------------------------------------------------------------
Brian Stack   Other             1     662,130,000       N/A            N/A
              Registered
              Investment
              Companies
--------------------------------------------------------------------------------
              Other             0         0             N/A            N/A
              Pooled
              Investment
              Vehicles
--------------------------------------------------------------------------------
              Other             0         0             N/A            N/A
              Accounts
--------------------------------------------------------------------------------



High Yield VCT


--------------------------------------------------------------------------------
Name of     Type of      Number of   Total Assets    Number of     Assets
Portfolio   Account      Accounts    Managed         Accounts      Managed for
Manager                  Managed                     Managed for   which
                                                     which         Advisory Fee
                                                     Advisory Fee  is
                                                     is            Performance-
                                                     Performance-  Based
                                                     Based
--------------------------------------------------------------------------------
Andrew      Other            6       6,123,053,000        N/A            N/A
Feltus      Registered
            Investment
            Companies
            --------------------------------------------------------------------
            Other            4       1,244,350,000        N/A            N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other            1        342,587,000         N/A            N/A
            Accounts
--------------------------------------------------------------------------------
Tracy       Other            4       5,441,116,000        N/A            N/A
Wright      Registered
            Investment
            Companies
            --------------------------------------------------------------------
            Other            1        308,683,000         N/A            N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other            0             0              N/A            N/A
            Accounts
--------------------------------------------------------------------------------

Ibbotson Growth Allocation VCT



--------------------------------------------------------------------------------
Name of     Type of      Number of   Total Assets    Number of      Assets
Portfolio   Account      Accounts    Managed         Accounts       Managed for
Manager                  Managed                     Managed for    which
                                                     which          Advisory Fee
                                                     Advisory Fee   is
                                                     is             Performance-
                                                     Performance-   Based
                                                     Based
--------------------------------------------------------------------------------
Scott       Other           21       3,716,671,000        N/A            N/A
Wentsel     Registered
            Investment
            Companies
            --------------------------------------------------------------------
            Other            0             0              N/A            N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other           115      29,584,188,000       N/A            N/A
            Accounts
--------------------------------------------------------------------------------
Peng        Other           21       3,716,671,000        N/A            N/A
Chen        Registered
            Investment
            Companies
            --------------------------------------------------------------------
            Other            0             0              N/A            N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other         564587     43,753,176,000       N/A            N/A
            Accounts
--------------------------------------------------------------------------------
Brian       Other            9       1,099,824,000        N/A            N/A
Huckstep    Registered
            Investment
            Companies
            --------------------------------------------------------------------
            Other            0             0              N/A            N/A
            Pooled
            Investment
            Vehicles
            --------------------------------------------------------------------
            Other           23        133,012,000         N/A            N/A
            Accounts
--------------------------------------------------------------------------------

Ibbotson Moderate Allocation VCT


-------------------------------------------------------------------------------------
Name of         Type of      Number of  Total Assets     Number of      Assets
Portfolio       Account      Accounts   Managed          Accounts       Managed for
Manager                      Managed                     Managed for    which
                                                         which          Advisory Fee
                                                         Advisory Fee   is
                                                         is             Performance-
                                                         Performance-   Based
                                                         Based
-------------------------------------------------------------------------------------
Scott Wentsel   Other            21      3,801,180,000       N/A            N/A
                Registered
                Investment
                Companies
                ---------------------------------------------------------------------
                Other            0             0             N/A            N/A
                Pooled
                Investment
                Vehicles
-------------------------------------------------------------------------------------
                Other           115     29,584,188,000       N/A            N/A
                Accounts
-------------------------------------------------------------------------------------
Peng Chen       Other            21      3,801,180,000       N/A            N/A
                Registered
                Investment
                Companies
                ---------------------------------------------------------------------
                Other            0             0             N/A            N/A
                Pooled
                Investment
                Vehicles
-------------------------------------------------------------------------------------
                Other          564587   43,753,176,000       N/A            N/A
                Accounts
-------------------------------------------------------------------------------------
Brian           Other            9       1,184,333,000       N/A            N/A
Huckstep        Registered
                Investment
                Companies
                ---------------------------------------------------------------------
                Other            0             0             N/A            N/A
                Pooled
                Investment
                Vehicles
                ---------------------------------------------------------------------
                Other            23       133,012,000        N/A            N/A
                Accounts
-------------------------------------------------------------------------------------

Mid Cap Value VCT

--------------------------------------------------------------------------------
Name of    Type of      Number of  Total Assets    Number of      Assets
Portfolio  Account      Accounts   Managed         Accounts       Managed for
Manager                 Managed                    Managed for    which
                                                   which          Advisory Fee
                                                   Advisory Fee   is
                                                   is             Performance-
                                                   Performance-   Based
                                                   Based
--------------------------------------------------------------------------------
J.         Other           3      3,244,672,000         2         2,416,317,000
Rodman     Registered
Wright     Investment
           Companies
--------------------------------------------------------------------------------
           Other           1       405,232,000         N/A            N/A
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other           4       46,603,000          N/A            N/A
           Accounts
--------------------------------------------------------------------------------
Timothy    Other           3      2,523,262,000         1         1,671,171,000
Horan      Registered
           Investment
           Companies
           ---------------------------------------------------------------------
           Other           1       405,232,000         N/A            N/A
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other           4       46,603,000          N/A            N/A
           Accounts
--------------------------------------------------------------------------------

Money Market VCT

--------------------------------------------------------------------------------
Name of    Type of       Number of  Total Assets     Number of     Assets
Portfolio  Account       Accounts   Managed          Accounts      Managed for
Manager                  Managed                     Managed for   which
                                                     which         Advisory Fee
                                                     Advisory Fee  is
                                                     is            Performance-
                                                     Performance-  Based
                                                     Based
--------------------------------------------------------------------------------
Seth       Other           4        1,880,177,000      N/A            N/A
Roman      Registered
           Investment
           Companies
           ---------------------------------------------------------------------
           Other           0              0            N/A            N/A
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other           0              0            N/A            N/A
           Accounts
--------------------------------------------------------------------------------


Real Estate Shares VCT


--------------------------------------------------------------------------------
Name of    Type of     Number of  Total Assets     Number of      Assets
Portfolio  Account     Accounts   Managed          Accounts       Managed for
Manager                Managed                     Managed for    which
                                                   which          Advisory Fee
                                                   Advisory Fee   is
                                                   is             Performance-
                                                   Performance-   Based
                                                   Based
--------------------------------------------------------------------------------
Matthew    Other         10      $ 1,493,600,000      N/A               N/A
A.         Registered
Troxell    Investment
           Companies
           ---------------------------------------------------------------------
           Other          6      $ 1,194,100,000       1          $  111,300,000
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other         34      $ 3,381,900,000       9         $ 1,623,600,000
           Accounts
--------------------------------------------------------------------------------

Strategic Income VCT


--------------------------------------------------------------------------------
Name of    Type of     Number of   Total Assets   Number of        Assets
Portfolio  Account     Accounts    Managed        Accounts         Managed for
Manager                Managed                    Managed for      which
                                                  which            Advisory Fee
                                                  Advisory Fee     is
                                                  is               Performance-
                                                  Performance-     Based
                                                  Based
--------------------------------------------------------------------------------
Kenneth J. Other         6      4,352,407,000       N/A             N/A
Taubes     Registered
           Investment
           Companies
           ---------------------------------------------------------------------
           Other         2      1,580,927,000       N/A             N/A
           Pooled
           Investment
           Vehicles
           ---------------------------------------------------------------------
           Other         3      1,541,210,000       N/A             N/A
           Accounts
--------------------------------------------------------------------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests (see "Compensation of Portfolio Managers for Pioneer Advised Portfolios" below). The portfolio's investment subadviser, if any, also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers for Pioneer Advised Portfolios. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those portfolios, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the portfolio and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Compensation of Portfolio Managers for Subadvised Portfolios. For the portfolios that have entered into investment subadvisory agreements, the system of compensation for portfolio managers is detailed below.

Cullen Value VCT:

Each portfolio manager receives a salary plus bonus based on established management goals and sales goals.

Ibbotson Asset Allocation VCT Portfolios:

Ibbotson investment management employees are compensated with a salary plus bonus based on established management goals and sales goals.

Real Estate Shares VCT:


1. Compensation for all of AEW professionals, including its REIT investment professionals, is composed of two parts: base salary (fixed) and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various functional areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within its industry.

2. Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including Portfolio Manager Matt Troxell, are eligible for participation in AEW's Long-Term Compensation program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company, Natixis Global Asset Management.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers of each portfolio.



--------------------------------------------------------------------------------
Portfolio                        Name of Portfolio Manager      Beneficial
                                                               Ownership of
                                                                 the Fund*
--------------------------------------------------------------------------------
Bond VCT                         Kenneth J. Taubes                     A
--------------------------------------------------------------------------------
Cullen Value VCT                 James P. Cullen                       A
--------------------------------------------------------------------------------
Cullen Value VCT                 John Gould                            A
--------------------------------------------------------------------------------
Cullen Value VCT                 Brooks Cullen                         A
--------------------------------------------------------------------------------
Emerging Markets VCT             John Pollen                           A
--------------------------------------------------------------------------------
Equity Income VCT                John A. Carey                         A
--------------------------------------------------------------------------------
Equity Income VCT                Walter Hunnewell, Jr.                 A
--------------------------------------------------------------------------------
Pioneer Fund VCT                 John A. Carey                         A
--------------------------------------------------------------------------------
Pioneer Fund VCT                 Walter Hunnewell, Jr.                 A
--------------------------------------------------------------------------------
Growth Opportunities VCT         Brian Stack                           A
--------------------------------------------------------------------------------
Growth Shares VCT                Andrew Acheson                        A
--------------------------------------------------------------------------------
Growth Shares VCT                Timothy Mulrenan                      A
--------------------------------------------------------------------------------
High Yield VCT                   Andrew Feltus                         A
--------------------------------------------------------------------------------
High Yield VCT                   Tracy Wright                          A
--------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT    Scott Wentsel                         A
Portfolios
--------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT    Peng Chen                             A
Portfolios
--------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT    Brian Huckstep                        A
Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                       Name of Portfolio Manager        Beneficial
                                                                Ownership of
                                                                  the Fund*
--------------------------------------------------------------------------------
Mid Cap Value VCT               J. Rodman Wright                      A
--------------------------------------------------------------------------------
Mid Cap Value VCT               Timothy Horan                         A
--------------------------------------------------------------------------------
Money Market VCT                Seth Roman                            A
--------------------------------------------------------------------------------
Real Estate Shares VCT          Matthew A. Troxell                    A
--------------------------------------------------------------------------------
Strategic Income VCT            Kenneth J. Taubes                     A
--------------------------------------------------------------------------------
*Key to Dollar Ranges

A.      None
B.      $1 - $10,000
C.      $10,001 - $50,000
D.      $50,001 - $100,000
E.      $100,001 - $500,000
F.      $500,001 - $1,000,000
G.      Over $1,000,000


9.      PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer pursuant to authority contained in the portfolio's management contract. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.). Pioneer seeks to obtain the best execution on portfolio trades on behalf of the portfolio. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pioneer may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a portfolio as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of a portfolio.

The portfolios anticipate that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Transaction costs on foreign stock exchange transactions generally are higher than in the United States, although each portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. A portfolio's ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

The portfolios may participate in third-party brokerage and/or expense offset arrangements to reduce a portfolio's total operating expenses. Pursuant to third-party brokerage arrangements, a portfolio may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay a portfolio's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a portfolio would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce a portfolio's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the portfolio's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a portfolio may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.

10. DESCRIPTION OF SHARES

As an open-end management investment company, each portfolio continuously offers its shares and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each portfolio are fully paid and non-assessable. Shares will remain on deposit with the portfolios' transfer agent and certificates will not normally be issued.

Each portfolio is a series of Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Trust"). Currently, the Trust consists of 13 portfolios. The Trustees have authorized the issuance of Class I and Class II shares of each portfolio. Each share of a class of a portfolio represents an equal proportionate interest in the assets of the portfolio allocable to that class. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a portfolio represent an interest in the same investments of the portfolio. Each class has identical rights (based on relative net asset values) as to voting, redemption, dividends and liquidation proceeds. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class II shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan for Class II shares.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of September 16, 1994, as amended, is on file with the office of the Secretary of State of Delaware.


Each portfolio is a series of the trust, a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.


The portfolios are not required to hold an annual meeting of shareholders, but the portfolios will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.



Shares of the portfolios are offered to insurance companies issuing Variable Contracts and to certain Qualified Plans, which are the shareholders of record of the portfolios. A contract holder is entitled to instruct his or her participating insurance company as to how to vote shares attributable to his or her Variable Contract. Each participating insurance company will vote portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. Each participating insurance company will vote portfolio shares attributable to a Variable Contract for which no timely instructions are received from a contract holder, as well as shares it owns, in the same proportion as those for which such insurance company receives voting instructions. This practice is commonly referred to as "echo voting." As a consequence of echo voting, if only a small percentage of contract holders submits voting instructions, those contract holders may determine the outcome of proposals subject to a shareholder vote.


Election and Removal of Trustees


The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the Board or by a majority of the outstanding shareholders of the trust.


Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, subject to the limitations imposed by the 1940 Act, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares


The portfolios may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The portfolios may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.


Disclosure of Shareholder Holdings


The declaration specifically requires shareholders, upon demand, to disclose to the portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolio may disclose such ownership if required by law or regulation.


Small Accounts


The declaration provides that the portfolio may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.


Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.


Each share of the portfolio, as a series of the trust, represents an interest in the portfolio only and not in the assets of any other series of the trust.


Shareholder, Trustee and Officer Liability


The declaration provides that shareholders are not personally liable for the obligations of the portfolio and requires a portfolio to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the portfolio. In addition, the portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the portfolio shall be liable to the portfolio or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the portfolio to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the portfolio or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the portfolio the full protection from liability that the law allows.



The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the portfolio's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio's costs, including attorneys' fees.


The declaration further provides that the portfolio shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the portfolio is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolio be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.


11. PRICING OF SHARES

The net asset value per share of each class of a portfolio is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

The net asset value per share of each class of a portfolio is computed by taking the value of all of the portfolio's assets attributable to a class less the portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a portfolio are accrued daily.

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Money Market Portfolio

Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.


The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the portfolio must adhere to certain conditions which are described in detail in the prospectus. Money Market Portfolio must comply with the quality, maturity and liquidity requirements of Rule 2a-7. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; (iv) investing all cash in instruments maturing on the next business day, (v) establishing a net asset value per share by using available market quotations; or suspending redemptions and payment of redemption proceeds if the Board irrevocably has approved the liquidation of the portfolio. It is the intention of the Fund to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.


All Other Portfolios

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates

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may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a securities fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.


Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a portfolio's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a portfolio could change on a day you cannot buy or sell shares of the portfolio.


When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, a portfolio may use fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of a portfolio's shares to differ from the net asset value that would be calculated using market prices. The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. With respect to non-U.S. securities held by a portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the portfolio. A portfolio may use a pricing matrix to determine the value of fixed income securities that may not trade daily. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. To the extent that a portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using fair value methodologies.

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The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.

12. TAX STATUS

Each portfolio is treated as a separate entity for U.S. federal income tax purposes. Each portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things,
(i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the portfolio's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the portfolio's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which a portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the portfolio. Consequently, in order to qualify as a regulated investment company, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a portfolio qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the portfolio generally will not be subject to U.S. federal income tax on any income of the portfolio, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a portfolio meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. A portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their

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proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The portfolios intend to distribute at least annually all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The Accounts are required to meet certain diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of an Account's assets that may be represented by any four or fewer investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of an Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are each considered a single investment. In addition, each U.S. government agency or instrumentality is considered a separate issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

If a portfolio qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts, separate accounts, and certain other permitted categories of investors, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any Account invested wholly in a portfolio would also satisfy such diversification requirements.


If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Variable Contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and contract holders could be currently taxed on the investment earnings that have accrued under their contracts during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the applicable Variable Contract's prospectus.


The portfolios are not expected to be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because that tax does not apply to regulated investment companies, like the portfolios, whose only shareholders are certain tax-exempt trusts and segregated asset accounts of life insurance companies held in connection with variable annuity contracts or variable life insurance policies.

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For a Variable Contract to qualify for tax-favored treatment, assets in the
Accounts supporting the Variable Contract must be considered to be owned by the Participating Insurance Company and not by the contract holder. Under current U.S. federal income tax law, if a contract holder has excessive control over the investments made by an Account, the contract owner will be taxed currently on income and gains from the Account or portfolio. Under those circumstances, the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the Internal Revenue Service (the "IRS"), there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the Contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that Variable Contracts might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns the actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. A contract holder thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by any contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

The IRS may issue additional guidance on the investor control doctrine, which might further restrict the actions of contract holders or features of the Variable Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract holders currently on income and gains from the portfolios such that the contract holders would not derive the tax benefits normally associated with variable life insurance or variable annuities.

All dividends are treated for federal income tax purposes as received by the Participating Insurance Company or Qualified Plan rather than by the contract holder or Qualified Plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a portfolio may be "spilled back" and treated for certain purposes as paid by the portfolio during such taxable year. In such case,

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shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for each portfolio's available capital loss carryforwards. The portfolios may not carry forward any losses other than net capital losses.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to portfolio shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on sales or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.

Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables

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denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test.


If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the portfolio to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the portfolio level, a portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the portfolio. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for a portfolio to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the portfolio on an annual basis, which it might not agree to do. The portfolios may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.


Certain portfolios may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the portfolios. Federal income tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes.

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Therefore, a portfolio may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.

Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a portfolio may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by a portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to a portfolio. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.

The portfolios may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations, that portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the portfolio for that taxable year. If a portfolio so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a portfolio qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the portfolio for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the portfolio, although such shareholders will be required to include their shares of such taxes in gross income if the applicable portfolio makes the election described above.

If a portfolio makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the portfolio realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the portfolio that is deemed, under the Code, to be U.S.-source income in the hands of the portfolio. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a portfolio. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a portfolio does make the election, it will provide required tax information to shareholders. A portfolio generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.


A portfolio is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A portfolio may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

If, as anticipated, the portfolios qualify as regulated investment companies under the Code, the portfolios will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

13. FINANCIAL STATEMENTS


The portfolio's financial statements and financial highlights for the fiscal year ended December 31, 2009 appearing in each portfolio's annual reports, filed with the SEC on March 1, 2010 (Accession No. 0000078713-10-000028), are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2009 have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their reports thereon, incorporated by reference herein, and are incorporated in reliance upon such reports, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The fund's annual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

14. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover


The annual portfolio turnover rate for each of the portfolios for the fiscal years ended December 31, 2009 and 2008 was:



                                                       2009               2008
                                                      -----              -----
Bond VCT                                                42%                54%
Cullen Value VCT                                        21%                31%
Emerging Markets VCT                                    60%                65%
Equity Income VCT                                       33%                17%
Pioneer Fund VCT                                        21%                12%
Growth Opportunities VCT *                             134%               231%
High Yield VCT                                          41%                36%
Ibbotson Growth Allocation                              33%                32%
VCT
Ibbotson Moderate Allocation                            38%                40%
VCT
Mid Cap Value VCT                                       88%                60%
Real Estate Shares VCT                                  30%                22%
Strategic Income VCT                                    71%                66%



* - Growth Opportunities VCT Portfolio's annual portfolio turnover rate was 134% and 231% for the fiscal years ended December 31, 2009 and 2008, respectively. The increase in portfolio turnover is primarily due to the change in portfolio managers and the repositioning of the portfolio holdings during the fiscal periods.


Share Ownership


As of March 31, 2010, the officers and trustees of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any of the portfolios' Class I or Class II shares as of March 31, 2010.



----------------------------------------------------------------------------------------
Portfolio     Class   Number of Shares      % of Class      Record Holder
----------------------------------------------------------------------------------------
Bond VCT        I        1,884,017.633            55.51     SYMETRA LIFE INSURANCE
                                                            COMPANY
                                                            777 108th AVE NE STE 1200
                                                            BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------
Bond VCT        I        1,478,508.018            43.56     ALLMERICA FINANCIAL LIFE
                                                            INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Portfolio      Class   Number of Shares   % of Class        Record Holder
----------------------------------------------------------------------------------------
Bond VCT        II         2,987,260.862        81.13       METLIFE INSURANCE
                                                            COMPANY OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------
Bond VCT        II          191,310.099          5.20       MLI USA SEPARATE ACCOUNT A
                                                            METLIFE INVESTORS USA
                                                            INSURANCE CO.
                                                            501 BOYLSTON ST.
                                                            BOSTON, MA 02116-3769
----------------------------------------------------------------------------------------
Bond VCT        II          191,310.099          5.20       JEFFERSON NATIONAL LIFE INS
                                                            CO.
                                                            ATTN SEPARATE ACCOUNTS
                                                            9920 CORPORATE CAMPUS DR
                                                            STE 100
                                                            LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------
Cullen Value    II         1,408,938.113        18.92       METLIFE INSURANCE
VCT                                                         COMPANY OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------
Cullen Value    II         3,138,908.687        42.16       GUARDIAN INSURANCE &
VCT                                                         ANNUITY CO.
                                                            INC S/A R B-SHARE
                                                            GUARDIAN FUND 40B
                                                            ATTN: PAUL LANNELLI 3 S
                                                            3900 BURGESS PL
                                                            BETHLEHEM PA 18017-9097
----------------------------------------------------------------------------------------
Cullen Value    II         2,567,888.524        34.49       GUARDIAN INSURANCE &
VCT                                                         ANNUITY CO.
                                                            INC S/A R L-SHARE
                                                            GUARDIAN FUND 40L
                                                            ATTN: PAUL LANNELLI 3 S
                                                            3900 BURGESS PL
                                                            BETHLEHEM PA 18017-9097
----------------------------------------------------------------------------------------
Emerging         I          355,693.836         18.07       AMERICAN UNITED LIFE
Markets VCT                                                 AUL AMERICAN UNIT
                                                            INVESTMENT TRUST
                                                            ONE AMERICAN SQUARE
                                                            PO BOX 1995
                                                            INDIANAPOLIS, IN 46206-9102
----------------------------------------------------------------------------------------
Emerging         I          302,651.679         15.37       ALLMERICA FINANCIAL LIFE
Markets VCT                                                 INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------
Emerging         I         1,101,766.929        55.96       AETNA LIFE INSURANCE
Markets VCT                                                 ING FUND OPERATIONS
                                                            CONVEYOR TN41
                                                            ONE ORANGE WAY B3N
                                                            WINDSOR, CT 06095-4773
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Portfolio       Class   Number of Shares    % of Class      Record Holder
------------------------------------------------------------------------------------------
Emerging         II         1,130,480.824         37.21     METLIFE INSURANCE
Markets VCT                                                 COMPANY OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------
Emerging         II          576,642.044          18.98     MERRILL LYNCH LIFE INSURANCE
Markets VCT                                                 CO.
                                                            INVESTORS CHOICE-INVESTORS
                                                            SERIES
                                                            4333 EDGEWOOD RD NE
                                                            CEDAR RAPIDS, IA 52499-0001
------------------------------------------------------------------------------------------
Emerging         II          289,519.335           9.53     SYMETRA FINANCIAL
Markets VCT                                                 777 108th AVE NE STE 1200
                                                            BELLEVUE, WA 98004-5135
------------------------------------------------------------------------------------------
Emerging         II          542,636.402          17.86     ALLMERICA FINANCIAL LIFE
Markets VCT                                                 INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Emerging         II          180,644.356           5.95     JEFFERSON NATIONAL LIFE INS
Markets VCT                                                 CO
                                                            ATTN SEPARATE ACCOUNTS
                                                            9920 CORPORATE CAMPUS DR
                                                            STE 1000
                                                            LOUISVILLE KY 40223-4051
------------------------------------------------------------------------------------------
Equity Income     I         2,288,970.608         43.05     ALLMERICA FINANCIAL LIFE
VCT                                                         INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Equity Income     I         2,989,355.286         56.23     AETNA LIFE INSURANCE
VCT                                                         ING FUND OPERATIONS
                                                            CONVEYOR TN41
                                                            ONE ORANGE WAY B3N
                                                            WINDSOR, CT 06095-4773
------------------------------------------------------------------------------------------
Equity Income    II         1,116,283.740         38.97     METLIFE INSURANCE
VCT                                                         COMPANY OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------
Equity Income    II          449,530.528          15.69     SYMETRA FINANCIAL
VCT                                                         777 108th AVE NE STE 1200
                                                            BELLEVUE, WA 98004-5135
------------------------------------------------------------------------------------------
Equity Income    II          199,795.789           6.98     JEFFERSON NATIONAL LIFE INS
VCT                                                         CO
                                                            ATTN SEPARATE ACCOUNTS
                                                            9920 CORPORATE CAMPUS DR
                                                            STE 1000
                                                            LOUISVILLE KY 40223-4051
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Portfolio       Class   Number of Shares    % of Class      Record Holder
------------------------------------------------------------------------------------------
Equity Income    II          861,989.301          30.09     ING USA ANNUITY & LIFE
VCT                                                         INSURANCE CO ING FUND
                                                            OPERATIONS
                                                            CONVEYOR TN41
                                                            151 FARMINGTON AVENUE
                                                            HARTFORD CT 06156-0001
------------------------------------------------------------------------------------------
Pioneer Fund      I         4,797,057.724         38.76     SYMETRA FINANCIAL
VCT                                                         777 108th AVE NE STE 1200
                                                            BELLEVUE, WA 98004-5135

------------------------------------------------------------------------------------------
Pioneer Fund      I         2,329,719.753         18.82     ALLMERICA FINANCIAL LIFE
VCT                                                         INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Pioneer Fund      I         1,228,652.226          9.93     AETNA LIFE INSURANCE
VCT                                                         ING FUND OPERATIONS
                                                            CONVEYOR TN41
                                                            ONE ORANGE WAY B3N
                                                            WINDSOR, CT 06095-4773
------------------------------------------------------------------------------------------
Pioneer Fund      I         2,530,311.596         20.45     AMERICAN UNITED LIFE
VCT                                                         AUL AMERICAN UNIT
                                                            INVESTMENT TRUST
                                                            ONE AMERICAN SQUARE
                                                            PO BOX 1995
                                                            INDIANAPOLIS, IN 46206-9102
------------------------------------------------------------------------------------------
Pioneer Fund     II         1,447,631,780         43.75     METLIFE INSURANCE
VCT                                                         COMPANY OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------
Pioneer Fund     II         1,383,940.260         41.83     HARTFORD LIFE INSURANCE
VCT                                                         COMPANY
                                                            SEPARATE ACCOUNT
                                                            ATTN: UIT OPERATIONS
                                                            PO BOX 2999
                                                            HARTFORD CT 06104-2999
------------------------------------------------------------------------------------------
Pioneer Fund     II          227,037.675           6.86     ALLMERICA FINANCIAL LIFE
VCT                                                         INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Growth            I         4,303,010.945         63.25     SYMETRA FINANCIAL
Opportunities                                               777 108th AVE NE STE 1200
VCT                                                         BELLEVUE, WA 98004-5135
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
Portfolio         Class   Number of Shares    % of Class    Record Holder
------------------------------------------------------------------------------------------
Growth              I          571,630.711           8.40   AMERICAN UNITED LIFE
Opportunities                                               AUL AMERICAN UNIT
VCT                                                         INVESTMENT TRUST
                                                            ONE AMERICAN SQUARE
                                                            PO BOX 1995
                                                            INDIANAPOLIS, IN 46206-9102
------------------------------------------------------------------------------------------
Growth              I         1,003,934.111         14.76   AMERICAN UNITED LIFE
Opportunities                                               AUL GROUP RETIREMENT
VCT                                                         ANNUITY
                                                            SEPARATE ACCOUNT II
                                                            ONE AMERICAN SQUARE
                                                            PO BOX 1995
                                                            INDIANAPOLIS, IN 46206-9102
------------------------------------------------------------------------------------------
High Yield VCT      I         1,804,076.770         23.32   ALLMERICA FINANCIAL LIFE
                                                            INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
High Yield VCT      I         3,087,213.165         39.90   AETNA LIFE INSURANCE
                                                            ING FUND OPERATIONS
                                                            CONVEYOR TN41
                                                            ONE ORANGE WAY B3N
                                                            WINDSOR, CT 06095-4773
------------------------------------------------------------------------------------------
High Yield VCT      I         1,933,253.667         24.99   NATIONWIDE INSURANCE
                                                            COMPANY
                                                            NWVLI4
                                                            C/O IPO PORTFOLIO ACCOUNTING
                                                            PO BOX 182029
                                                            COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------
High Yield VCT      I          724,030.209           9.36   NATIONWIDE INSURANCE
                                                            COMPANY
                                                            NWPP
                                                            C/O IPO PORTFOLIO ACCOUNTING
                                                            PO BOX 182029
                                                            COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------
High Yield VCT     II         3,796,960.758         67.77   METLIFE INSURANCE COMPANY
                                                            OF CONNECTICUT
                                                            PO BOX 99027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------
High Yield VCT     II         1,057,527.994         18.87   MERRILL LYNCH LIFE INSURANCE
                                                            CO.
                                                            INVESTORS CHOICE-INVESTORS
                                                            SERIES
                                                            4333 EDGEWOOD RD NE
                                                            CEDAR RAPIDS, IA 52499-0001
------------------------------------------------------------------------------------------
Ibbotson Growth    II        24,243,825.410         93.04   METLIFE INSURANCE COMPANY
Allocation VCT                                              OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Portfolio         Class   Number of Shares    % of Class    Record Holder
------------------------------------------------------------------------------------------
Ibbotson Growth    II         1,812,854.296          6.96   MLI USA SEPARATE ACCOUNT A
Allocation VCT                                              METLIFE INVESTORS USA
                                                            INSURANCE CO.
                                                            501 BOYLSTON ST
                                                            BOSTON MA 02116-3769
------------------------------------------------------------------------------------------
Ibbotson            I         1,330,664.988         99.31   ALLMERICA FINANCIAL LIFE
Moderate                                                    INSURANCE & ANNUITY CO
Allocation VCT                                              1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Ibbotson           II        13,112,888.648         83.86   METLIFE INSURANCE C0MPANY
Moderate                                                    OF CONNECTICUT
Allocation VCT                                              PO BOX 990027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------
Ibbotson           II         2,523,199.502         16.14   MLI USA SEPARATE ACCOUNT A
Moderate                                                    METLIFE INVESTORS USA
Allocation VCT                                              INSURANCE CO.
                                                        5   01 BOYLSTON ST
                                                            BOSTON MA 02116-3769
------------------------------------------------------------------------------------------
Mid Cap Value       I         1,349,795.307         17.62   SYMETRA FINANCIAL
VCT                                                         777 108TH AVE NE STE 1200
                                                            BELLEVUE WA 98004-5135
------------------------------------------------------------------------------------------
Mid Cap Value       I         2,183,476.789         28.50   ALLMERICA FINANCIAL LIFE
VCT                                                         INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Mid Cap Value       I          724,054.735           9.45   UNITED OF OMAHA LIFE INS CO
VCT                                                         ATTN: PRODUCT ACCT ING &
                                                            REPORTING
                                                            11TH FLOOR
                                                            MUTUAL OF OMAHA PLAZA
                                                            OMAHA NE 68175-0001
------------------------------------------------------------------------------------------
Mid Cap Value       I         3,446,320.174         40.44   AETNA LIFE INSURANCE
VCT                                                         ING FUND OPERATIONS
                                                            CONVEYOR TN41
                                                            ONE ORANGE WAY B3N
                                                            WINDSOR, CT 06095-4773
------------------------------------------------------------------------------------------
Mid Cap Value      II         3,407,208.259         37.57   METLIFE INSURANCE COMPANY
VCT                                                         OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------
Mid Cap Value      II         2,477,878.285         27.32   MLI USA SEPARATE ACCOUNT A
VCT                                                         METLIFE INVESTORS USA
                                                            INSURANCE CO.
                                                            501 BOYLSTON ST
                                                            BOSTON MA 02116-3769
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Portfolio         Class   Number of Shares   % of Class     Record Holder
------------------------------------------------------------------------------------------
Mid Cap Value      II         1,393,888.491         15.37   GUARDIAN INSURANCE &
VCT                                                         ANNUITY CO.
                                                            INC S/A R B-SHARE
                                                            GUARDIAN FUND 43B
                                                            ATTN: PAUL LANNELLI 3 S
                                                            3900 BURGESS PL
                                                            BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------
Mid Cap Value      II         1,124,014.625         12.39   GUARDIAN INSURANCE &
VCT                                                         ANNUITY CO.
                                                            INC S/A R L-SHARE
                                                            GUARDIAN FUND 43L
                                                            ATTN: PAUL LANNELLI 3 S
                                                            3900 BURGESS PL
                                                            BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------
Money Market        I         9,308,869.610         22.70   SYMETRA FINANCIAL
VCT                                                         777 108TH AVE NE STE 1200
                                                            BELLEVUE WA 98004-5135
------------------------------------------------------------------------------------------
Money Market        I        31,290,256.150         76.32   ALLMERICA FINANCIAL LIFE
VCT                                                         INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Money Market        I         2,936,834.460          7.80   SYMETRA LIFE INSURANCE
VCT                                                         COMPANY
                                                            777 108TH AVE NE STE 1200
                                                            BELLEVUE WA 98004-5135
------------------------------------------------------------------------------------------
Real Estate VCT     I          538,294.387          72.25   ALLMERICA FINANCIAL LIFE
                                                            INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Real Estate VCT     I          193,930.448          26.03   UNITED OF OMAHA LIFE INS CO
                                                            ATTN: PRODUCT ACCT ING &
                                                            REPORTING
                                                            11TH FLOOR
                                                            MUTUAL OF OMAHA PLAZA
                                                            OMAHA NE 68175-0001
------------------------------------------------------------------------------------------
Real Estate VCT    II          897,547.247          30.64   METLIFE INSURANCE COMPANY
                                                            OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
------------------------------------------------------------------------------------------
Real Estate VCT    II          544,532.377          18.59   MERRILL LYNCH LIFE INSURANCE
                                                            CO.
                                                            INVESTORS CHOICE-INVESTORS
                                                            SERIES
                                                            4333 EDGEWOOD RD NE
                                                            CEDAR RAPIDS, IA 52499-0001
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Portfolio          Class   Number of Shares   % of Class     Record Holder
------------------------------------------------------------------------------------------
Real Estate VCT     II          221,041.567          7.55    SYMETRA LIFE INSURANCE
                                                             COMPANY
                                                             777 108th AVE NE STE 1200
                                                             BELLEVUE, WA 98004-5135
------------------------------------------------------------------------------------------
Real Estate VCT     II         1,102,105.874         37.63   ALLMERICA FINANCIAL LIFE
                                                             INSURANCE & ANNUITY CO
                                                             1 SW SECURITY BENEFIT PL
                                                             TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Strategic Income     I         1,443,495.927         99.71   ALLMERICA FINANCIAL LIFE
VCT                                                          INSURANCE & ANNUITY CO
                                                             1 SW SECURITY BENEFIT PL
                                                             TOPEKA KS 66636-1000
------------------------------------------------------------------------------------------
Strategic Income    II          638,839.642          38.42   SYMETRA FINANCIAL
VCT                                                          777 108th AVE NE STE 1200
                                                             BELLEVUE, WA 98004-5135
------------------------------------------------------------------------------------------
Strategic Income    II         1,021,844.202         61.45   JEFFERSON NATIONAL LIFE INS
VCT                                                          CO
                                                             ATTN SEPARATE ACCOUNTS
                                                             9920 CORPORATE CAMPUS DR
                                                             STE 1000
                                                             LOUISVILLE KY 40223-4051
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trustee Ownership of Shares of the Trust and Other Pioneer Funds
--------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in the trust and Pioneer Funds in the aggregate as of December 31, 2009. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2009. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2009. The dollar ranges in this table are in accordance with SEC requirements.
--------------------------------------------------------------------------------
                                               Aggregate Dollar Range of Equity
                                               Securities in All Registered
                        Dollar Range of        Investment Companies Overseen by
                        Equity Securities in   Trustee in the Pioneer Family of
Name of Trustee         the Trust              Funds
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
John F. Cogan, Jr.                      None                      Over $100,000
--------------------------------------------------------------------------------
Daniel K. Kingsbury                     None                      Over $100,000
--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
David R. Bock                           None                      Over $100,000
--------------------------------------------------------------------------------
Mary K. Bush                   Over $100,000                      Over $100,000
--------------------------------------------------------------------------------
Benjamin M. Friedman                    None                      Over $100,000
--------------------------------------------------------------------------------
Margaret B.W. Graham                    None                      Over $100,000
--------------------------------------------------------------------------------
Thomas J. Perna                         None                      Over $100,000
--------------------------------------------------------------------------------
Marguerite A. Piret                     None                      Over $100,000
--------------------------------------------------------------------------------
Stephen K. West                         None                      Over $100,000
--------------------------------------------------------------------------------

Compensation of Officers and Trustees



The following table sets forth certain information with respect to the compensation of each Trustee of the fund.



                                                   Pension or
                                                   Retirement           Total Compensation
                              Aggregate            Benefits Accrued     from the Fund and
                              Compensation         as Part of Fund      Other Pioneer
Name of Trustee               from Fund**          Expenses             Funds**
Interested Trustees:
John F. Cogan, Jr.*             $    5,600.00               $  0.00        $     27,400.00
Daniel K. Kingsbury             $        0.00               $  0.00        $          0.00
Independent Trustees:
David R. Bock                   $   14,898.39               $  0.00        $    193,900.00
Mary K. Bush                    $   14,800.96               $  0.00        $    160,200.00
Benjamin M. Friedman            $   14,815.30               $  0.00        $    167,700.00
Margaret B.W. Graham            $   14,825.56               $  0.00        $    171,700.00
Thomas J. Perna                 $   14,841.19               $  0.00        $    175,300.00
Marguerite A. Piret             $   14,842.92               $  0.00        $   177,300.000
Stephen K. West                 $   14,823.01               $  0.00        $    124,843.48
                                -------------               -------        ---------------
Total                           $  109,447.33               $  0.00        $  1,198,343.48



      * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

      ** For the fiscal year ended December 31, 2009. As of December 31, 2009, there were 61 U.S. registered investment portfolios in the Pioneer Family of Funds.

Approximate Management Fees a Portfolio Paid or Owed Pioneer


The following table shows the dollar amount of gross investment management fees incurred by to the portfolio, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any for the fiscal years ended December 31, 2009, 2008 and 2007. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.



Name of Portfolio      For the Fiscal Years         2009           2008           2007
                        Ended December
                                31,
Bond VCT                Gross Fee Incurred      $   335,941   $    344,721    $     175,191
Bond VCT                   Net Fee Paid             243,818        244,964          120,558
Cullen Value VCT        Gross Fee Incurred          258,716        128,807          123,690
Cullen Value VCT           Net Fee Paid             184,712         27,846           67,679
Emerging Markets        Gross Fee Incurred        1,118,100      1,163,041        1,110,974
VCT
Emerging Markets            Net Fee Paid          1,118,100      1,163,041        1,110,974
VCT
Equity Income VCT        Gross Fee Incurred         902,451      1,653,400        2,899,605
Equity Income VCT          Net Fee Paid             902,451      1,653,400        2,899,605
Pioneer Fund VCT         Gross Fee Incurred       1,839,066      2,692,766        3,521,261
Pioneer Fund VCT           Net Fee Paid           1,839,066      2,692,766        3,521,261
Growth                                              856,845      1,132,613        1,862,877
                         Gross Fee Incurred
Opportunities VCT
Growth                      Net Fee Paid           827,790       1,048,139        1,862,877
Opportunities VCT
High Yield VCT           Gross Fee Incurred        706,361         679,078          814,703
High Yield VCT             Net Fee Paid            706,361         679,078          814,703
Ibbotson Growth          Gross Fee Incurred        296,682         321,847          278,055
Allocation VCT
Ibbotson Growth             Net Fee Paid                 0               0           57,076
Allocation VCT
Ibbotson Moderate        Gross Fee Incurred        191,950         208,344          196,071
Allocation VCT
Ibbotson Moderate           Net Fee Paid                 0               0            4,467
Allocation VCT
Mid Cap Value VCT        Gross Fee Incurred       1,291,953      1,650,825        2,506,132
Mid Cap Value VCT          Net Fee Paid           1,291,953      1,648,698        2,506,132
Money Market VCT         Gross Fee Incurred         176,261        155,778          149,143
Money Market VCT           Net Fee Paid             136,165        155,778          149,143
Real Estate Shares       Gross Fee Incurred         324,308        513,135          828,329
VCT
Real Estate Shares          Net Fee Paid            324,308        513,135          828,329
VCT
Strategic Income         Gross Fee Incurred         250,708        486,372          468,272
VCT
Strategic Income            Net Fee Paid            250,708        486,372          468,272
VCT

Fees the Portfolios Paid to Pioneer under the Administration Agreement


                                         2009         2008          2007
                                    ---------    ---------     ---------
Bond VCT                            $  24,022    $  20,681     $   7,834
Cullen Value VCT                       13,185        5,519         3,976
Emerging Markets VCT                   34,078       30,329        21,737
Equity Income VCT                      46,606       76,288       100,371
Growth Opportunities VCT               40,352       45,903        56,641
High Yield VCT                         39,601       30,303        28,201
Ibbotson Growth Allocation             65,382       48,726        37,432
VCT
Ibbotson Moderate Allocation           42,447       38,134        26,394
VCT
Mid Cap Value VCT                      69,261       76,160        86,525
Money Market VCT                       16,084       11,681         8,367
Pioneer Fund VCT                       97,713      124,255       121,890
Real Estate Shares VCT                 13,781       19,237        23,297
Strategic Income VCT                   13,114       22,440        16,210


Fees and Expenses under the Class II Distribution Plan


For the Fiscal Year Ended December 31, 2009
--------------------------------------------
Bond VCT                          $   69,873
Cullen Value VCT                  $   92,400
Emerging Markets VCT              $  144,730
Equity Income VCT                 $  129,092
Growth Opportunities VCT          $        0
High Yield VCT                    $  125,969
Ibbotson Growth Allocation
VCT                               $  535,805
Ibbotson Moderate Allocation
VCT                               $  318,137
Mid Cap Value VCT                 $  236,762
Money Market VCT                  $        0
Pioneer Fund VCT                  $  158,668
Real Estate Shares VCT            $   80,469
Strategic Income VCT              $   61,431

Approximate Brokerage Commissions (Portfolio Transactions)
----------------------------------------------------------
For the fiscal periods ended December 31, 2009, 2008 and 2007, the portfolios paid or owed aggregate brokerage commissions as follows:



                                     2009            2008            2007
                                  ----------       ----------      ---------
Bond VCT                          $       68       $       24      $       -
Cullen Value VCT                      58,982           13,906          7,999
Emerging Markets VCT                 312,317          320,185        335,443
Equity Income VCT                    119,429           81,980        162,193
Growth Opportunities VCT             106,097          114,018        204,421
High Yield VCT                       558,355          777,068        747,590
Ibbotson Growth Allocation VCT        10,577           16,737         15,392
Ibbotson Moderate Allocation               0                0              0
VCT
Mid Cap Value VCT                          0                0              0
Money Market VCT                     400,563          249,958        385,940
Pioneer Fund VCT                           -                -              -
Real Estate Shares VCT                30,848           33,104         40,134
Strategic Income VCT                     153               12


Capital Loss Carryforwards


Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2009, certain portfolios had capital loss carryforwards as follows:



Fiscal   Bond VCT     High         Cullen       Emerging     Equity       Mid Cap
Year                  Yield        Value        Markets      Income       Value
Ending                VCT          VCT          VCT          VCT          VCT
2010     45,363       -            -            -            -            -
2011     171,643      -            -            -            -            -
2012     241,325      -            -            -            -            -
2013     472,395      -            -            -            -            -
2014     280,250      -            -            -            -            -
2015     97,329       -            -            -            -            -
2016     -            2,336,788    995,268      696,838      9,778,756    22,153,323
2017     -            6,720,934    1,636,838    14,929,744   45,626,839   28,535,166
                      ---------    ---------    ----------   ----------   ----------
Total    1,308,305    9,057,722    2,632,106    15,626,582   55,405,595   50,688,489



Fiscal   Pioneer      Ibbotson     Ibbotson     Growth          Real        Strategic
Year     Fund         Growth       Moderate     Opportunities   Estate      Income
Ending   VCT          Allocation   Allocation   VCT             Shares      VCT
                      VCT          VCT                          VCT
2009     -            -            -            -
2010     -            -            -            -
2011     -            -            -            -
2012     -            -            -            -
2013     -            -            -            -
2014     -            -            -            -
2015     -            -            -            -
2016     2,492,565    8,107,263     6,313,829   36,011,912      -           1,047,958
2017     15,098,536   32,415,228   15,901,294   7,423,228       8,625,153   -
         ----------   ----------   ----------   ----------      ---------   ---------
Total    17,591,101   40,522,491   22,215,123   43,450,140      8,625,153   1,047,958

15. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS1

Description of Moody's Investors Service, Inc.'s ("Moody's") Short-Term Ratings:


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


Description of Moody's Long-Term Corporate Ratings:



Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.


Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

-------------------------------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


Description of Moody's Medium-Term Note Ratings:



Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:


      o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);
      o     Notes allowing for negative coupons, or negative principal;
      o Notes containing any provision that could obligate the investor to make any additional payments;
      o     Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Standard & Poor's Ratings Group's Long-Term Issue Credit Ratings:



Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:


      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      o     Nature of and provisions of the obligation;
      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Standard & Poor's Short-Term Issue Credit Ratings:


Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.


A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short- term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

16. APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


                                  Proxy Voting

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short-and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with

Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.


Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").


Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

                                   PROCEDURES

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

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Amendments

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

Filing Form N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

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We will generally support these and similar management proposals:
      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

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We will normally oppose proposals that require companies to:
      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:
      o     Audit,   compensation   and   nominating   committees   composed  of
            independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:
      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:
      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

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Elections of Directors

In uncontested elections of directors we will vote against:
      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:
      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

      o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

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Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

            - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

            - Control share cash-out provisions, which require large holders to acquire shares from other holders

            - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

            - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

            - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

            -     Fair price provisions.

            -     Authorization of shareholder rights plans.

            -     Labor protection provisions.

            -     Mandatory classified boards.

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We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:
      o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

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Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Shares repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

                  -     Number of shares currently available for issuance;

                  - Size of requested increase (we would normally approve increases of up to 100% or current authorization);

                  - Proposed use of the proceeds from the issuance of additional shares, and

                  -     Potential  consequences  of  a  failure  to increase the
                        number   of   shares  outstanding  (e.g.,  delisting  or
                        bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

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We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                        - Amendments to performance plans to conform with OBRA;

                        -     Caps   on   annual   grants   or   amendments   of
                              administrative features;

                        -     Adding performance goals, and

                        -     Cash or cash and stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricing be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

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We will vote on a case-by-case basis on the following issues:

      o Shareholder proposals seeking additional disclosure of executive and director pay information.

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

                  - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                             Dilution = (A + B + C) / (A + B + C + D), where
                             A     = Shares reserved for plan/amendment,
                             B     = Shares available under continuing plans,
                             C     = Shares granted but unexercised and
                             D     = Shares outstanding.

                  -     The plan must not:

                        - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

                        - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

                  - We are generally in favor of proposals that increase participation beyond executives.

                  - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

                  - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

                  - We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

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      o     All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:
      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:
      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:
      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

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We will vote against:
      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many   of   our   portfolios  may  invest  in  shares  of  closed-end  funds  or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

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Pioneer will vote on a case-by-case on:
      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o     Take   specific  action,  including  ceasing  certain  behavior  and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

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A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

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RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004

EFFECTIVE DATE:
October 5, 2004

REVISION DATE:
March 2008

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